                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-4075
                                   ------------


                     RIVERSOURCE INTERNATIONAL SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 Ameriprise Financial Center, Minneapolis, Minnesota            55474
--------------------------------------------------------------------------------
          (Address of principal executive offices)                    (Zip code)


  Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 671-1947
                                                    -----------------

Date of fiscal year end:     10/31
                         --------------
Date of reporting period:    10/31
                         --------------

Annual Report

RIVERSOURCE [LOGO] (SM) INVESTMENTS

RIVERSOURCE(SM)
DISCIPLINED INTERNATIONAL EQUITY FUND

ANNUAL REPORT FOR THE PERIOD ENDED OCT. 31, 2006

+ RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND SEEKS TO
  PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot ...............................................................3

Questions & Answers with Portfolio Management ...............................5

Investments in Securities ...................................................8

Financial Statements .......................................................16

Notes to Financial Statements ..............................................19

Report of Independent Registered Public Accounting Firm ....................35

Fund Expenses Example ......................................................36

Board Members and Officers .................................................38

Proxy Voting ...............................................................41

2 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2006

FUND OVERVIEW

RiverSource Disciplined International Equity Fund seeks to provide shareholders with long-term capital growth. The Fund's managers utilize computer-based quantitative models to purchase international stocks that they believe are undervalued or have the potential for significant price appreciation at the time of investment. The team manages risk on many dimensions in an effort to minimize volatility and maximize risk-adjusted returns. The Fund provides equity exposure to both developed international markets and emerging markets.

[PIE CHART]

COUNTRY BREAKDOWN

PERCENTAGE OF PORTFOLIO ASSETS

Other(1)                     28.1%
Germany                       6.3%
France                        9.5%
United Kingdom               18.9%
Japan                        15.8%
Netherlands                  11.5%
United States                 9.9%

(1) Includes Australia 5.1%, Italy 3.2%, Sweden 2.6%, Switzerland 2.6%, South
    Africa 2.3%, Spain 2.0%, Belgium 1.5%, Norway 1.5%, Hong Kong 1.3%,
    Finland 1.2%, Denmark 1.0%, Ireland 0.5%, Singapore 0.5%, Austria 0.3%,
    Portugal 0.3%, Bermuda 0.1%, Greece 0.1% and Cash & Cash Equivalents 2.0%.

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

Vanguard Emerging Markets Index Fund (United States)         4.9%
iShares MSCI Emerging Markets Index Fund (United States)     4.9%
Royal Dutch Shell Series A (Netherlands)                     3.7%
Anglo American (South Africa)                                2.2%
ABN AMRO Holding (Netherlands)                               1.8%
DaimlerChrysler (Germany)                                    1.7%
Honda Motor (Japan)                                          1.7%
Lloyds TSB Group (United Kingdom)                            1.7%
ING Groep (Netherlands)                                      1.6%
Vodafone Group (United Kingdom)                              1.5%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 3

FUND SNAPSHOT AT OCT. 31, 2006

[CHART]

STYLE MATRIX

      STYLE
VALUE BLEND GROWTH
        X         LARGE
                  MEDIUM SIZE
                  SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

                                            YEARS IN INDUSTRY
Dimitris Bertsimas, Ph.D                           13
Alexander Sauer-Budge, Ph.D.                        3

FUND FACTS

                            TICKER SYMBOL     INCEPTION DATE
Class A                           --              5/18/06
Class B                           --              5/18/06
Class C                           --              5/18/06
Class I                        RSDIX              5/18/06
Class Y                           --              5/18/06

Total net assets                            $74.0 million

Number of holdings                                    255

4 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

BELOW, DIMITRIS BERTSIMAS, PORTFOLIO MANAGER FOR RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND, DISCUSSES THE FUND'S RESULTS AND POSITIONING FOR THE PERIOD SINCE THE FUND'S INCEPTION ON MAY 18, 2006 THROUGH OCT. 31, 2006. EFFECTIVE NOV. 10, 2006, ALEXANDER SAUER-BUDGE, PORTFOLIO MANAGER, REPLACED JONATHAN CALVERT.

AT OCT. 31, 2006, APPROXIMATELY 85% OF THE FUND'S SHARES WERE OWNED IN THE AGGREGATE BY AFFILIATED FUNDS-OF-FUNDS MANAGED BY RIVERSOURCE INVESTMENTS, LLC (RIVERSOURCE). AS A RESULT OF ASSET ALLOCATION DECISIONS BY RIVERSOURCE, IT IS POSSIBLE THAT RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND MAY EXPERIENCE RELATIVELY LARGE PURCHASES OR REDEMPTIONS FROM AFFILIATED FUNDS-OF-FUNDS (SEE PAGE 27, CLASS I CAPITAL SHARE TRANSACTIONS FOR RELATED ACTIVITY DURING THE MOST RECENT FISCAL PERIOD). RIVERSOURCE SEEKS TO MINIMIZE THE IMPACT OF THESE TRANSACTIONS BY STRUCTURING THEM OVER A REASONABLE PERIOD OF TIME. RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND MAY EXPERIENCE INCREASED EXPENSES AS IT BUYS AND SELLS SECURITIES AS A RESULT OF PURCHASES OR REDEMPTIONS BY AFFILIATED FUNDS-OF-FUNDS. FOR MORE INFORMATION ON THE FUND'S EXPENSES, SEE THE DISCUSSIONS BEGINNING ON PAGES 25 AND 36.

Q: What factors most significantly affected the Fund's performance?

A: The Fund's performance was driven primarily by the performance of the three quantitative investment models -- momentum, value and quality-adjusted value -- we employ in selecting stocks for the Fund's portfolio. The three models choose the international stocks for the portfolio; and we then weight the stocks chosen. During the reporting period, the value and quality-adjusted value models significantly outperformed the MSCI EAFE Index, while the momentum model underperformed. We believe the style diversification provided by the three very different quantitative investment models may be a significant investment advantage.

   o The momentum model is designed to single out groups of companies that appear to be having improving prospects based on the pattern of stock returns observed through history.

   o The value model selects undervalued stocks based on proprietary estimates of future corporate earnings.

   o The quality-adjusted value model is designed to select undervalued securities by adjusting the valuations of stocks to take into account each stock's historical earnings stability and debt load.

   In seeking to manage risk associated with international equity investing, we use a proprietary risk management system that allows us to manage the Fund's exposure

RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 5

QUESTIONS & ANSWERS

   to several key factors, including country, region, industry, sector, market capitalization and portfolio turnover. We also use quantitative asset allocation models to help determine the mix between developed international markets and emerging markets. During the period, we used these and other techniques to manage the expected risk of the portfolio and to avoid large deviations from the MSCI EAFE Index.

   DURING THE REPORTING PERIOD, THE VALUE AND QUALITY-ADJUSTED VALUE MODELS SIGNIFICANTLY OUTPERFORMED THE MSCI EAFE INDEX, WHILE THE MOMENTUM MODEL UNDERPERFORMED.

   From a sector perspective, stock selection in the consumer discretionary and industrials sectors contributed positively. The Fund's performance also benefited from both strong stock selection and effective positioning within the financials sector. A less-than-MSCI EAFE Index exposure to the strongly performing consumer staples sector detracted from performance, despite strong stock selection within the sector.

   On a country selection basis, a significant allocation to and effective stock selection in UK stocks particularly helped performance. In particular, Anglo American, Lloyds TSB Group and HBOS were all among the top contributors to Fund performance during the period. Other positive contributing factors to the Fund's results were the selection of both cyclical and defensive stocks and the Fund's selection of high-quality stocks.

   Individual stocks that contributed most to the Fund's return were Australian transportation infrastructure company Macquarie Infrastructure Group, a quality model selection; South African miner Anglo American, selected by both the momentum and quality models; Australian airline Qantas Airways, selected by both the momentum and quality models; the Netherlands' diversified financial services firm Euronext, a momentum model selection; and, as mentioned above, UK commercial bank Lloyds TSB Group, selected by both the quality and value models.

   Stocks that detracted from the Fund's results were mostly all Japanese companies. These were machinery company Komatsu, financial services firm ORIX, automobile giant Toyota Motor, electronics equipment manufacturer Hitachi, and trading company and distributor Sojitz. Hitachi and Sojitz were selected by the quality model; the other three names were selected by the momentum model.

6 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

Q: What changes did you make to the Fund's portfolio during the period?

A: Given the Fund's inception in May of this year, the reporting period was about building the portfolio using our three quantitative models to select stocks for the portfolio. Any changes in the portfolio's sector or country allocation over the period were modest and were the direct result of stock selection by the models. That said, from May through October, the Fund's significant allocations to energy and industrials decreased, and its modest exposure to consumer staples decreased. The Fund's exposure to Japan shifted from approximately equally weighted to the MSCI EAFE Index to a more modest position, and its moderate allocation to Europe excluding UK increased to a rather sizable exposure. The Fund's modest position in defensive stocks decreased. Finally, we added additional risk controls for market, size and growth factors.

   THE COMBINATION OF OUR THREE WELL-TESTED QUANTITATIVE MODELS SHOULD HELP US DELIVER VALUE RELATIVE TO THE MSCI EAFE INDEX OVER EXTENDED PERIODS OF TIME.

Q: How do you intend to manage the Fund in the coming months?

A: We hold a positive view of the international equity market. That said, we believe our consistent use of multiple investment disciplines serves the Fund well in all investment environments over the long term, and the diversified portfolio is well positioned for any potential market conditions.

   The combination of our three well-tested quantitative models should help us deliver value relative to the MSCI EAFE Index over extended periods of time. We firmly believe that employing style diversification remains a critical advantage to the Fund. We are equally convinced of the merit of our multifaceted, disciplined approach to controlling risk in the portfolio. We will continue our strategy of monitoring weightings as a risk control, so that no individual security, industry, sector, country or region becomes too large within the Fund's portfolio. We also intend to continue to employ the macroscopic aspects of our rigorous risk controls, including constraints on market capitalization, price, quality, turnover, transaction costs and more, as we seek to maintain the high quality of the Fund's portfolio in whatever market conditions lie ahead.

RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 7

INVESTMENTS IN SECURITIES

OCT. 31, 2006
(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                                                   SHARES          VALUE(a)
COMMON STOCKS (96.9%)(c)

AUSTRALIA (5.1%)
AIRLINES (0.6%)
Qantas Airways                                                            136,568      $  448,358
-------------------------------------------------------------------------------------------------
COMMERCIAL BANKS (0.1%)
Westpac Banking                                                             4,419          81,948
-------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
Telstra                                                                    42,319         129,760
-------------------------------------------------------------------------------------------------
INSURANCE (0.1%)
AMP                                                                        12,997          95,604
-------------------------------------------------------------------------------------------------
METALS & MINING (1.6%)
BHP Billiton                                                               29,914         631,870
BlueScope Steel                                                            24,182         135,563
Rio Tinto                                                                   5,708         346,505
                                                                                       ----------
Total                                                                                   1,113,938
-------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (0.2%)
Woodside Petroleum                                                          5,883         171,048
-------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITs) (1.1%)
DB RREEF Trust                                                            145,931         186,441
Macquarie
 Goodman Group                                                             56,347         288,826
Stockland                                                                  25,726         150,991
Westfield Group                                                            11,584         167,102
                                                                                       ----------
Total                                                                                     793,360
-------------------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE (1.2%)
Macquarie
 Infrastructure Group                                                     352,321         922,071
-------------------------------------------------------------------------------------------------

AUSTRIA (0.2%)
METALS & MINING
voestalpine                                                                 3,565         168,136
-------------------------------------------------------------------------------------------------

BELGIUM (1.4%)
CHEMICALS (0.2%)
Solvay                                                                        493          63,808
Umicore                                                                       496          76,984
                                                                                       ----------
Total                                                                                     140,792
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                                   SHARES          VALUE(a)

BELGIUM (CONT.)

COMMERCIAL BANKS (0.4%)
Dexia                                                                       6,153      $  166,184
KBC Groep                                                                   1,390         151,871
                                                                                       ----------
Total                                                                                     318,055
-------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.1%)
Fortis                                                                      1,128          47,354
-------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
Belgacom                                                                   11,696         478,617
-------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING (0.1%)
Delhaize Group                                                                990          80,051
-------------------------------------------------------------------------------------------------

BERMUDA (0.1%)
OIL, GAS & CONSUMABLE FUELS
Frontline                                                                   2,050          77,560
-------------------------------------------------------------------------------------------------

DENMARK (1.0%)
COMMERCIAL BANKS (0.4%)
Danske Bank                                                                 6,600         276,926
-------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (0.1%)
Vestas Wind Systems                                                         3,900(b)      109,871
-------------------------------------------------------------------------------------------------
INSURANCE (0.2%)
Topdanmark                                                                    950(b)      134,875
-------------------------------------------------------------------------------------------------
MARINE (0.2%)
AP Moller - Maersk                                                             17         154,013
-------------------------------------------------------------------------------------------------
ROAD & RAIL (0.1%)
DSV                                                                           375          69,296
-------------------------------------------------------------------------------------------------

FINLAND (1.2%)
ELECTRIC UTILITIES (0.2%)
Fortum                                                                      5,200         143,100
-------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING (0.1%)
Kesko Series B                                                              1,500          70,898
-------------------------------------------------------------------------------------------------
METALS & MINING (0.2%)
Outokumpu                                                                   3,800         117,281
Rautaruukki                                                                 2,050          67,718
                                                                                       ----------
Total                                                                                     184,999
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

8 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

ISSUER                                                                   SHARES          VALUE(a)
COMMON STOCKS (CONTINUED)
FINLAND (CONT.)
PAPER & FOREST PRODUCTS (0.7%)
Stora Enso Series R                                                        19,000      $  307,511
UPM - Kymmene                                                               7,500         190,407
                                                                                       ----------
Total                                                                                     497,918
-------------------------------------------------------------------------------------------------

FRANCE (9.4%)
AIRLINES (0.4%)
Air France-KLM                                                              7,389         263,228
-------------------------------------------------------------------------------------------------
AUTO COMPONENTS (0.4%)
Michelin Series B                                                           3,532         288,077
-------------------------------------------------------------------------------------------------
AUTOMOBILES (1.7%)
Peugeot                                                                     8,671         498,156
Renault                                                                     6,337         741,316
                                                                                       ----------
Total                                                                                   1,239,472
-------------------------------------------------------------------------------------------------
BUILDING PRODUCTS (0.2%)
Compagnie de
 Saint-Gobain                                                               2,231         164,452
-------------------------------------------------------------------------------------------------
COMMERCIAL BANKS (2.7%)
BNP Paribas                                                                 9,975       1,096,870
Credit Agricole                                                            13,720         583,332
Societe Generale                                                            2,143         356,140
                                                                                       ----------
Total                                                                                   2,036,342
-------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS (0.3%)
Lafarge                                                                     1,842         247,574
-------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
France Telecom                                                             11,599         301,281
-------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (0.4%)
ALSTOM                                                                      3,569(b)      329,361
-------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING (0.7%)
Carrefour                                                                   6,825         415,884
Casino Guichard Perrachon                                                     826          70,059
                                                                                       ----------
Total                                                                                     485,943
-------------------------------------------------------------------------------------------------
FOOD PRODUCTS (0.1%)
Groupe Danone                                                                 406          59,492
-------------------------------------------------------------------------------------------------
INSURANCE (0.3%)
AXA                                                                         1,629          62,066
CNP Assurances                                                              1,665         175,223
                                                                                       ----------
Total                                                                                     237,289
-------------------------------------------------------------------------------------------------
IT SERVICES (0.1%)
Cap Gemini                                                                  1,616          91,789
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                                   SHARES          VALUE(a)
FRANCE (CONT.)

MACHINERY (0.1%)
Vallourec                                                                     251      $   62,473
-------------------------------------------------------------------------------------------------
MULTILINE RETAIL (0.1%)
PPR                                                                           495          73,860
-------------------------------------------------------------------------------------------------
MULTI-UTILITIES (1.1%)
SUEZ                                                                       14,243         637,383
Veolia Environnement                                                        2,408         147,439
                                                                                       ----------
Total                                                                                     784,822
-------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS (0.2%)
L'Oreal                                                                     1,483         144,239
-------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITs) (0.2%)
Unibail                                                                       741         161,356
-------------------------------------------------------------------------------------------------

GERMANY (5.9%)
AIRLINES (0.1%)
Deutsche Lufthansa                                                          4,043          93,250
-------------------------------------------------------------------------------------------------
AUTO COMPONENTS (0.2%)
Continental                                                                   995         111,279
-------------------------------------------------------------------------------------------------
AUTOMOBILES (2.5%)
DaimlerChrysler                                                            22,173       1,265,083
Volkswagen                                                                  5,978         589,824
                                                                                       ----------
Total                                                                                   1,854,907
-------------------------------------------------------------------------------------------------
CHEMICALS (0.2%)
Bayer                                                                       2,870         144,516
-------------------------------------------------------------------------------------------------
COMMERCIAL BANKS (0.3%)
Commerzbank                                                                 7,298         259,055
-------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.3%)
Deutsche Boerse                                                             1,149         185,288
-------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
Deutsche Telekom                                                           40,161         695,106
-------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (0.2%)
TUI                                                                         5,231         114,441
-------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (0.1%)
Henkel                                                                        468          62,692
-------------------------------------------------------------------------------------------------
MACHINERY (0.3%)
MAN                                                                         2,530         224,920
-------------------------------------------------------------------------------------------------
METALS & MINING (0.6%)
ThyssenKrupp                                                               12,545         465,642
-------------------------------------------------------------------------------------------------

                          See accompanying notes to investments in securities.

RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 9

ISSUER                                                                   SHARES          VALUE(a)
COMMON STOCKS (CONTINUED)
GERMANY (CONT.)
MULTI-UTILITIES (0.1%)
RWE                                                                           647      $   63,944
-------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.1%)
Infineon Technologies                                                       7,997(b)       97,378
-------------------------------------------------------------------------------------------------

GREECE (0.1%)
CONSTRUCTION & ENGINEERING
Hellenic Technodomiki                                                       5,390          54,488
-------------------------------------------------------------------------------------------------

HONG KONG (1.3%)
COMMERCIAL BANKS (0.2%)
Bank of East Asia                                                          29,785         142,286
-------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.3%)
Hong Kong
 Exchanges and Clearing                                                    24,500         194,067
-------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES (0.4%)
CLP Holdings                                                               23,000         146,103
HongKong Electric
 Holdings                                                                  39,000         183,548
                                                                                       ----------
Total                                                                                     329,651
-------------------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.4%)
Henderson Land
 Development                                                               39,000         214,641
Swire Pacific Series A                                                      9,500         100,354
                                                                                       ----------
Total                                                                                     314,995
-------------------------------------------------------------------------------------------------

IRELAND (0.5%)
BEVERAGES (0.4%)
C&C Group                                                                  19,487         323,849
-------------------------------------------------------------------------------------------------
COMMERCIAL BANKS (0.1%)
Bank of Ireland                                                             3,148          63,446
-------------------------------------------------------------------------------------------------

ITALY (3.2%)
AUTOMOBILES (0.3%)
Fiat                                                                       14,146(b)      249,714
-------------------------------------------------------------------------------------------------
COMMERCIAL BANKS (1.3%)
Banca Monte dei
 Paschi di Siena                                                           11,881          72,943
Banche Popolari Unite                                                       6,779         186,034
Banco Popolare
 di Verona e Novara                                                        10,404         280,068

COMMON STOCKS (CONTINUED)
ISSUER                                                                   SHARES          VALUE(a)
ITALY (CONT.)
COMMERCIAL BANKS (CONT.)
Capitalia                                                                  28,759      $  254,203
UniCredito Italiano                                                        19,397         160,805
                                                                                       ----------
Total                                                                                     954,053
-------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
Telecom Italia                                                            189,837         487,778
-------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (0.9%)
Eni                                                                        22,087         666,174
-------------------------------------------------------------------------------------------------

JAPAN (15.8%)
AUTO COMPONENTS (1.2%)
Aisin Seiki                                                                13,500         415,562
Bridgestone                                                                12,900         269,141
DENSO                                                                       5,100         194,493
                                                                                       ----------
Total                                                                                     879,196
-------------------------------------------------------------------------------------------------
AUTOMOBILES (1.8%)
Honda Motor                                                                35,600       1,260,231
-------------------------------------------------------------------------------------------------
BEVERAGES (0.1%)
Kirin Brewery                                                               7,000          93,134
-------------------------------------------------------------------------------------------------
CAPITAL MARKETS (0.5%)
Daiwa Securities Group                                                     16,000         181,548
Nikko Cordial                                                               7,000          83,856
Nomura Holdings                                                             6,800         120,068
                                                                                       ----------
Total                                                                                     385,472
-------------------------------------------------------------------------------------------------
CHEMICALS (0.8%)
Mitsubishi Gas Chemical                                                     6,000          57,153
Mitsui Chemicals                                                           31,000         212,851
Nitto Denko                                                                 1,300          74,143
Sumitomo Chemical                                                          22,000         156,887
Toray Inds                                                                 12,000          86,499
                                                                                       ----------
Total                                                                                     587,533
-------------------------------------------------------------------------------------------------
COMMERCIAL BANKS (2.0%)
Mizuho Financial Group                                                         48         373,903
Resona Holdings                                                                50         152,202
Shinsei Bank                                                              100,000         577,170
Sumitomo Mitsui
 Financial Group                                                               31         339,290
                                                                                       ----------
Total                                                                                   1,442,565
-------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (0.6%)
Seiko Epson                                                                10,200         257,725
Toshiba                                                                    24,000         151,860
                                                                                       ----------
Total                                                                                     409,585
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

10 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

ISSUER                                                                   SHARES          VALUE(a)
COMMON STOCKS (CONTINUED)
JAPAN (CONT.)
CONSUMER FINANCE (0.4%)
ORIX                                                                        1,120      $  315,554
-------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING (0.2%)
Toyo Seikan Kaisha                                                          7,700         149,457
-------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES (0.4%)
Tokyo Electric Power                                                       10,000         290,723
-------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (0.1%)
Fujikura                                                                    7,000          74,878
-------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
Hitachi                                                                    72,000         415,562
-------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES (0.9%)
Daiwa House Industry                                                        3,000          54,126
Pioneer                                                                     9,000         143,215
SANYO Electric                                                            260,000(b)      497,990
                                                                                       ----------
Total                                                                                     695,331
-------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS (0.7%)
FUJIFILM Holdings                                                          10,800         400,787
Nikon                                                                       4,000          82,257
                                                                                       ----------
Total                                                                                     483,044
-------------------------------------------------------------------------------------------------
MACHINERY (1.0%)
Ishikawajima-Harima
 Heavy Inds                                                                22,000          74,117
Komatsu                                                                    15,900         286,866
Kubota                                                                     17,000         148,705
Mitsubishi Heavy Inds                                                      19,000          84,805
NSK                                                                         7,000          58,658
Sumitomo Heavy Inds                                                         9,000          77,110
                                                                                       ----------
Total                                                                                     730,261
-------------------------------------------------------------------------------------------------
METALS & MINING (0.4%)
JFE Holdings                                                                1,800          72,339
Kobe Steel                                                                 21,000          64,284
Sumitomo Metal Inds                                                        25,000          94,057
Sumitomo Metal Mining                                                       5,000          65,712
                                                                                       ----------
Total                                                                                     296,392
-------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS (0.2%)
Canon                                                                       3,000         160,838
-------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (0.4%)
Nippon Oil                                                                 37,000         275,246
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                                   SHARES          VALUE(a)
JAPAN (CONT.)
PHARMACEUTICALS (1.4%)
Daiichi Sankyo                                                             35,400      $1,053,373
-------------------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.7%)
Mitsubishi Estate                                                           9,000         215,478
Mitsui Fudosan                                                              8,000         197,007
Sumitomo Realty &
 Development                                                                4,000         132,706
                                                                                       ----------
Total                                                                                     545,191
-------------------------------------------------------------------------------------------------
ROAD & RAIL (0.2%)
Nippon Express                                                             30,000         162,377
-------------------------------------------------------------------------------------------------
SOFTWARE (0.4%)
Nintendo                                                                    1,600         327,251
-------------------------------------------------------------------------------------------------
TOBACCO (0.1%)
Japan Tobacco                                                                  25         109,021
-------------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS (0.7%)
Mitsubishi                                                                 18,700         361,368
Sumitomo                                                                   10,700         140,715
                                                                                       ----------
Total                                                                                     502,083
-------------------------------------------------------------------------------------------------

NETHERLANDS (11.5%)
BEVERAGES (0.2%)
Heineken                                                                    3,884         176,042
-------------------------------------------------------------------------------------------------
CHEMICALS (0.1%)
Akzo Nobel                                                                  1,424          79,865
-------------------------------------------------------------------------------------------------
COMMERCIAL BANKS (1.8%)
ABN AMRO Holding                                                           45,694       1,332,700
-------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (2.1%)
Euronext                                                                    3,731         373,837
ING Groep                                                                  26,977       1,195,185
                                                                                       ----------
Total                                                                                   1,569,022
-------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Koinklijke                                                                  4,908          65,590
-------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING (0.1%)
Koninklijke Ahold                                                           9,009(b)       94,868
-------------------------------------------------------------------------------------------------
FOOD PRODUCTS (0.7%)
Unilever                                                                   21,282         524,815
-------------------------------------------------------------------------------------------------
INSURANCE (0.9%)
Aegon                                                                      34,309         631,043
-------------------------------------------------------------------------------------------------

                          See accompanying notes to investments in securities.

RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 11

ISSUER                                                                   SHARES          VALUE(a)
COMMON STOCKS (CONTINUED)
NETHERLANDS (CONT.)
MEDIA (0.5%)
Reed Elsevier                                                              20,690      $  355,725
-------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS (0.1%)
Oce                                                                         3,033          46,340
-------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (4.4%)
Royal Dutch Shell Series A                                                 78,307       2,715,559
Royal Dutch Shell Series B                                                 14,689         526,202
                                                                                       ----------
Total                                                                                   3,241,761
-------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITs) (0.3%)
Corio                                                                       1,236          89,767
Wereldhave                                                                  1,276         146,338
                                                                                       ----------
Total                                                                                     236,105
-------------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS (0.2%)
Hagemeyer                                                                  25,542(b)      131,059
-------------------------------------------------------------------------------------------------

NORWAY (1.5%)
COMMERCIAL BANKS (0.2%)
DNB NOR                                                                    11,500         150,633
-------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.6%)
Petroleum Geo-Services                                                      5,580(b)      324,890
Prosafe                                                                     2,820         180,374
                                                                                       ----------
Total                                                                                     505,264
-------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (0.2%)
Orkla                                                                       2,760         141,482
-------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (0.2%)
Norsk Hydro                                                                 5,350         123,003
-------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (0.3%)
Norske Skogindustrier                                                      12,300         193,861
-------------------------------------------------------------------------------------------------

PORTUGAL (0.3%)
ELECTRIC UTILITIES
Energias de Portugal                                                       43,071         193,515
-------------------------------------------------------------------------------------------------

SINGAPORE (0.5%)
AIRLINES (0.2%)
Singapore Airlines                                                         18,000         175,790
-------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
SingTel                                                                    69,000         117,483
-------------------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
CapitaLand                                                                 23,000          80,538
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                                   SHARES          VALUE(a)
SOUTH AFRICA (2.2%)
METALS & MINING
Anglo American                                                             36,621      $1,651,363
-------------------------------------------------------------------------------------------------

SPAIN (2.0%)
CONSTRUCTION & ENGINEERING (0.6%)
Acciona                                                                       323          56,894
ACS Actividades de
 Construccion y Servicios                                                   7,196         361,246
                                                                                       ----------
Total                                                                                     418,140
-------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES (0.4%)
Iberdrola                                                                   6,584         302,117
-------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (0.1%)
Gamesa Tecnologica                                                          2,885          66,247
-------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (0.6%)
Repsol YPF                                                                 14,261         473,272
-------------------------------------------------------------------------------------------------
SPECIALTY RETAIL (0.3%)
Inditex                                                                     4,861         232,423
-------------------------------------------------------------------------------------------------

SWEDEN (2.6%)
COMMERCIAL BANKS (0.1%)
Nordea Bank                                                                 4,700          64,768
-------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES (0.7%)
Electrolux Series B                                                        29,000         531,169
-------------------------------------------------------------------------------------------------
MACHINERY (1.1%)
Alfa Laval                                                                  2,050          75,948
Atlas Copco Series A                                                        5,000         146,114
Atlas Copco Series B                                                        4,800         136,945
Sandvik                                                                     5,200          63,556
Scania Series B                                                             1,100          75,335
Volvo Series A                                                              1,900         122,625
Volvo Series B                                                              2,800         175,088
                                                                                       ----------
Total                                                                                     795,611
-------------------------------------------------------------------------------------------------
METALS & MINING (0.2%)
SSAB Svenskt Stal Series A                                                  5,000         106,296
SSAB Svenskt Stal Series B                                                  3,200          63,819
                                                                                       ----------
Total                                                                                     170,115
-------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (0.5%)
Holmen Series B                                                             1,600          70,467
Svenska Cellulosa Series B                                                  5,900         270,878
                                                                                       ----------
Total                                                                                     341,345
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

12 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

ISSUER                                                                   SHARES          VALUE(a)
COMMON STOCKS (CONTINUED)
SWITZERLAND (2.6%)
BUILDING PRODUCTS (0.1%)
Geberit                                                                        63      $   82,092
-------------------------------------------------------------------------------------------------
CHEMICALS (0.2%)
Ciba Specialty Chemicals                                                    2,767         169,379
-------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (0.8%)
ABB                                                                        39,874         592,982
-------------------------------------------------------------------------------------------------
INSURANCE (1.0%)
Swiss Reinsurance                                                           1,288         105,608
Zurich Financial Services                                                   2,605         643,921
                                                                                       ----------
Total                                                                                     749,529
-------------------------------------------------------------------------------------------------
MACHINERY (0.1%)
Sulzer                                                                         80          70,418
-------------------------------------------------------------------------------------------------
METALS & MINING (0.3%)
Xstrata                                                                     5,048         215,691
-------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Swatch Group                                                                  321          63,348
-------------------------------------------------------------------------------------------------

UNITED KINGDOM (18.8%)
AEROSPACE & DEFENSE (0.3%)
BAE Systems                                                                 7,938          63,520
Rolls-Royce Group                                                          14,135(b)      126,656
Rolls-Royce Group Series B                                                518,754             990
                                                                                       ----------
Total                                                                                     191,166
-------------------------------------------------------------------------------------------------
AUTO COMPONENTS (0.1%)
GKN                                                                        17,876         104,171
-------------------------------------------------------------------------------------------------
CAPITAL MARKETS (0.7%)
AMVESCAP                                                                    8,323          95,177
ICAP                                                                        5,738          55,711
Man Group                                                                  39,875         371,182
                                                                                       ----------
Total                                                                                     522,070
-------------------------------------------------------------------------------------------------
CHEMICALS (0.1%)
Imperial Chemical Inds                                                      7,428          57,632
-------------------------------------------------------------------------------------------------
COMMERCIAL BANKS (4.3%)
Barclays                                                                   63,352         854,972
HBOS                                                                       44,656         925,922
Lloyds TSB Group                                                          115,903       1,236,970
Royal Bank of Scotland Group                                                5,261         187,461
                                                                                       ----------
Total                                                                                   3,205,325
-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ISSUER                                                                   SHARES          VALUE(a)
UNITED KINGDOM (CONT.)
COMMERCIAL SERVICES & SUPPLIES (0.1%)
Biffa                                                                       3,815(b)   $   19,394
Capita Group                                                                5,458          56,116
                                                                                       ----------
Total                                                                                      75,510
-------------------------------------------------------------------------------------------------
DISTRIBUTORS (0.1%)
Inchcape                                                                    5,842          57,696
-------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.1%)
London Stock Exchange Group                                                 3,578          86,132
-------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
BT Group                                                                   53,078         281,718
-------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES (0.2%)
Scottish & Southern Energy                                                  2,450          61,409
Scottish Power                                                              4,527          56,431
                                                                                       ----------
Total                                                                                     117,840
-------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING (0.7%)
Alliance Boots                                                             14,139         218,457
J Sainsbury                                                                20,462         152,905
Tesco                                                                      22,520         169,036
                                                                                       ----------
Total                                                                                     540,398
-------------------------------------------------------------------------------------------------
FOOD PRODUCTS (0.6%)
Tate & Lyle                                                                 4,433          66,633
Unilever                                                                   14,846         368,427
                                                                                       ----------
Total                                                                                     435,060
-------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (0.7%)
Carnival                                                                    1,215          59,308
Compass Group                                                              40,018         214,117
InterContinental Hotels Group                                               4,948          95,233
Ladbrokes                                                                   7,267          56,626
Mitchells & Butlers                                                         6,955          79,069
                                                                                       ----------
Total                                                                                     504,353
-------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES (0.7%)
Barratt Developments                                                        5,981         123,557
Berkeley Group Holdings Unit                                                2,320(b)       63,726
George Wimpey                                                              12,271         123,121
Persimmon                                                                   4,838         123,200
Taylor Woodrow                                                             16,900         117,261
                                                                                       ----------
Total                                                                                     550,865
-------------------------------------------------------------------------------------------------

                          See accompanying notes to investments in securities.

RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 13

ISSUER                                                                   SHARES          VALUE(a)
COMMON STOCKS (CONTINUED)
UNITED KINGDOM (CONT.)
HOUSEHOLD PRODUCTS (0.1%)
Reckitt Benckiser                                                           1,313      $    57,129
--------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (0.2%)
Cookson Group                                                               7,900           87,402
Tomkins                                                                    13,195           61,162
                                                                                       -----------
Total                                                                                      148,564
--------------------------------------------------------------------------------------------------
INSURANCE (1.3%)
Aviva                                                                      38,572          570,215
Old Mutual                                                                 25,935           83,853
Royal & SunAlliance
 Insurance Group                                                          103,405          290,937
                                                                                       -----------
Total                                                                                      945,005
--------------------------------------------------------------------------------------------------
MACHINERY (0.1%)
Invensys                                                                   20,170(b)        87,914
--------------------------------------------------------------------------------------------------
MEDIA (0.2%)
Reed Elsevier                                                               7,951           90,545
Reuters Group                                                               6,675           56,946
                                                                                       -----------
Total                                                                                      147,491
--------------------------------------------------------------------------------------------------
METALS & MINING (1.8%)
BHP Billiton                                                               18,589          358,486
Corus Group                                                                33,973          302,957
Rio Tinto                                                                  12,582          694,085
                                                                                       -----------
Total                                                                                    1,355,528
--------------------------------------------------------------------------------------------------
MULTILINE RETAIL (0.5%)
Marks & Spencer Group                                                      31,087          389,294
--------------------------------------------------------------------------------------------------
MULTI-UTILITIES (1.1%)
Centrica                                                                   75,554          477,396
Natl Grid                                                                   4,564           58,329
United Utilities                                                           20,532          279,441
                                                                                       -----------
Total                                                                                      815,166
--------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (1.1%)
BG Group                                                                   59,754          792,737
--------------------------------------------------------------------------------------------------
PHARMACEUTICALS (0.8%)
AstraZeneca                                                                 9,831          580,957
--------------------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.6%)
British Land                                                                7,332          209,088
Hammerson                                                                   3,147           80,859
Land Securities Group                                                       3,274          130,899
                                                                                       -----------
Total                                                                                      420,846
--------------------------------------------------------------------------------------------------
SPECIALTY RETAIL (0.3%)
COMMON STOCKS (CONTINUED)
ISSUER                                                                   SHARES          VALUE(a)
UNITED KINGDOM (CONT.)
DSG intl                                                                   17,026      $    70,638
Kingfisher                                                                 28,508          143,153
                                                                                       -----------
Total                                                                                      213,791
--------------------------------------------------------------------------------------------------
WATER UTILITIES (0.1%)
Severn Trent                                                                2,543           67,717
--------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (1.5%)
Vodafone Group                                                            429,153        1,105,123
--------------------------------------------------------------------------------------------------

UNITED STATES (9.8%)
DIVERSIFIED FINANCIAL SERVICES
iShares MSCI Emerging Markets Index Fund                                   35,100        3,636,361
Vanguard Emerging Markets Index Fund                                       51,100        3,609,704
                                                                                       -----------
Total                                                                                    7,246,065
--------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $68,078,917)                                                                    $71,736,591
--------------------------------------------------------------------------------------------------

ISSUER                                                                 SHARES            VALUE(a)
PREFERRED STOCKS & OTHER (0.4%)(c)

GERMANY (0.3%)
Volkswagen                                                                  3,539      $   233,764
--------------------------------------------------------------------------------------------------
UNITED KINGDOM (0.1%)
Xstrata
 Rights                                                                     1,682           31,475
--------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS & OTHER
(Cost: $192,563)                                                                       $   265,239
--------------------------------------------------------------------------------------------------

                                                                         SHARES           VALUE(a)
MONEY MARKET FUND (2.0%)(d)
RiverSource Short-Term Cash Fund                                        1,501,298(e)   $ 1,501,298
--------------------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $1,501,298)                                                                     $ 1,501,298
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $69,772,778)(f)                                                                 $73,503,128
==================================================================================================

See accompanying notes to investments in securities.

14 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars.

(d) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 6 to the financial statements):

    TYPE OF SECURITY                               CONTRACTS
    --------------------------------------------------------
    PURCHASE CONTRACTS
    DJ Euro STOXX 50, Dec. 2006                           19
    FTSE 100 Index, Dec. 2006                              5
    Nikkei 225, Dec. 2006                                  7

(e) Affiliated Money Market Fund -- See Note 7 to the financial statements.

(f) At Oct. 31, 2006, the cost of securities for federal income tax purposes was $69,898,791 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                       $4,257,105
    Unrealized depreciation                         (652,768)
    --------------------------------------------------------
    Net unrealized appreciation                   $3,604,337
    --------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 15

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCT. 31, 2006

ASSETS
Investments in securities, at value (Note 1)
  Unaffiliated issuers (identified cost $68,271,480)                                                   $72,001,830
  Affiliated money market fund (identified cost $1,501,298) (Note 7)                                     1,501,298
------------------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $69,772,778)                                           73,503,128
Cash in bank on demand deposit                                                                               1,075
Foreign currency holdings (identified cost $387,340) (Note 1)                                              392,876
Capital shares receivable                                                                                    1,550
Dividends and accrued interest receivable                                                                   54,815
Receivable for investment securities sold                                                                    4,382
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                                9,313
Margin deposits on futures contracts (Note 6)                                                              116,275
------------------------------------------------------------------------------------------------------------------
Total assets                                                                                            74,083,414
------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable for investment securities purchased                                                                  2,768
Accrued investment management services fee                                                                   1,617
Accrued distribution fee                                                                                        80
Accrued transfer agency fee                                                                                      8
Accrued administrative services fee                                                                            162
Other accrued expenses                                                                                      44,288
------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                           48,923
------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                     $74,034,491
==================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                               $    75,301
Additional paid-in capital                                                                              69,884,716
Undistributed net investment income                                                                        256,757
Accumulated net realized gain (loss)                                                                        66,128
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies (Notes 5 and 6)                     3,751,589
------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                               $74,034,491
==================================================================================================================
Net assets applicable to outstanding shares:            Class A                                        $10,874,410
                                                        Class B                                        $   190,838
                                                        Class C                                        $    31,275
                                                        Class I                                        $62,926,083
                                                        Class Y                                        $    11,885
Net asset value per share of outstanding capital stock: Class A shares                  1,107,013      $      9.82
                                                        Class B shares                     19,499      $      9.79
                                                        Class C shares                      3,195      $      9.79
                                                        Class I shares                  6,399,203      $      9.83
                                                        Class Y shares                      1,209      $      9.83
------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

16 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM MAY 18, 2006* TO OCT. 31, 2006

INVESTMENT INCOME
Income:
Dividends                                                                                              $  410,781
Interest                                                                                                   58,217
Income distributions from affiliated money market fund (Note 7)                                            11,275
  Less foreign taxes withheld                                                                             (28,554)
-----------------------------------------------------------------------------------------------------------------
Total income                                                                                              451,719
-----------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                                        147,388
Distribution fee
  Class A                                                                                                  10,920
  Class B                                                                                                     278
  Class C                                                                                                     104
Transfer agency fee                                                                                           540
Incremental transfer agency fee
  Class A                                                                                                      47
  Class B                                                                                                      12
  Class C                                                                                                       4
Service fee -- Class Y                                                                                          6
Administrative services fees and expenses                                                                  14,739
Compensation of board members                                                                                 402
Custodian fees                                                                                             37,940
Printing and postage                                                                                        6,500
Registration fees                                                                                          58,491
Audit fees                                                                                                 21,000
Other                                                                                                       1,501
-----------------------------------------------------------------------------------------------------------------
Total expenses                                                                                            299,872
  Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)                        (76,054)
-----------------------------------------------------------------------------------------------------------------
                                                                                                          223,818
  Earnings and bank fee credits on cash balances (Note 2)                                                  (1,064)
-----------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                        222,754
-----------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                           228,965
-----------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions (Note 3)                                                                         (187,176)
  Foreign currency transactions                                                                           (10,413)
  Futures contracts                                                                                       253,309
-----------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                                    55,720
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                                    4,597,273
-----------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                                   4,652,993
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                        $4,881,958
=================================================================================================================

* When shares became publicly available

See accompanying notes to financial statements.

RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 17

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD FROM MAY 18, 2006* TO OCT. 31, 2006

OPERATIONS
Investment income (loss) -- net                                                    $   228,965
Net realized gain (loss) on investments                                                 55,720
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                 4,597,273
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                      4,881,958
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
  Class A shares (Note 2)                                                            1,040,948
  Class B shares                                                                       175,276
  Class C shares                                                                        24,800
  Class I shares                                                                    61,124,069
  Class Y shares                                                                         6,401
Payments for redemptions
  Class A shares                                                                       (23,234)
  Class B shares (Note 2)                                                               (2,796)
  Class C shares (Note 2)                                                               (4,965)
  Class I shares                                                                    (2,709,057)
  Class Y shares                                                                        (5,000)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                   59,626,442
----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                             64,508,400
Net assets at beginning of period (Note 1)                                           9,526,091**
----------------------------------------------------------------------------------------------
Net assets at end of period                                                        $74,034,491
==============================================================================================
Undistributed net investment income                                                $   256,757
----------------------------------------------------------------------------------------------

 * When shares became publicly available.
** Initial capital of $10,338,120 was contributed on May 11, 2006. The Fund had a decrease in net assets resulting from operations of $812,029 during the period from May 11, 2006 to May 18, 2006 (when shares became publicly available).

See accompanying notes to financial statements.

18 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource International Series, Inc. (formerly AXP International Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of foreign issuers or in instruments that provide exposure to foreign equity markets. The Fund may invest in securities of or instruments that provide exposure to both developed and emerging markets issuers. On May 11, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) invested $10,338,120* in the Fund (996,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 34,812** shares for Class I and 1,000 shares for Class Y), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on May 18, 2006.

The Fund offers Class A, Class B, Class C, Class I and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class I and Class Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes are effective Dec. 11, 2006.

At Oct. 31, 2006, Ameriprise Financial and the affiliated funds-of-funds owned 100% of Class I shares, which represents 85% of the Fund's net assets.

At Oct. 31, 2006, Ameriprise Financial and the affiliated fund-of-funds owned approximately 98% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

 * Includes $338,120 invested by the RiverSource Retirement Plus Funds.

** Includes 33,812 shares purchased by the RiverSource Retirement Plus Funds.

RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 19

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

20 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2006, foreign currency holdings consisted of multiple denominations, primarily European monetary units and British pounds.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 21

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $16,375 and accumulated net realized gain has been decreased by $11,830 resulting in a net reclassification adjustment to decrease paid-in capital by $4,545.

22 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

The tax character of distributions paid for the period indicated is as follows:

FOR THE PERIOD FROM MAY 18, 2006* TO OCT. 31, 2006

CLASS A
Distributions paid from:
  Ordinary income                                                            $--
  Long-term capital gain                                                      --

CLASS B
Distributions paid from:
  Ordinary income                                                             --
  Long-term capital gain                                                      --

CLASS C
Distributions paid from:
  Ordinary income                                                             --
  Long-term capital gain                                                      --

CLASS I
Distributions paid from:
  Ordinary income                                                             --
  Long-term capital gain                                                      --

CLASS Y
Distributions paid from:
  Ordinary income                                                             --
  Long-term capital gain                                                      --

*When shares became publicly available.

At Oct. 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                         $  399,377
Accumulated long-term gain (loss)                                     $   46,068
Unrealized appreciation (depreciation)                                $3,629,029

RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 23

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

24 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The first adjustment will be made on Dec. 1, 2006 and will cover the six-month period beginning June 1, 2006

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $822 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include: Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $19.50
o  Class B $20.50
o  Class C $20.00
o  Class Y $17.50

RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 25

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with American Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $4,700 for Class A for the period ended Oct. 31, 2006.

For the period ended Oct. 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.42% for Class A, 2.21% for Class B, 2.21% for Class C, 1.15% for Class I and 1.27% for Class Y. Of these waived fees and expenses, the management fees waived at the Fund level were $76,054. In addition, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.50% for Class A, 2.27% for Class B, 2.27% for Class C, 1.15% for Class I and 1.33% for Class Y of the Fund's average daily net assets.

During the period ended Oct. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $1,064 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $62,200,453 and $4,055,405, respectively, for the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006. Realized gains and losses are determined on an identified cost basis.

26 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the period from May 18, 2006* to Oct. 31, 2006 are as follows:

                             CLASS A   CLASS B   CLASS C     CLASS I    CLASS Y
-------------------------------------------------------------------------------
Sold                         113,455    18,823     2,732    6,650,482       743
Issued for reinvested
 distributions                    --        --        --           --        --
Redeemed                      (2,442)     (324)     (537)    (286,091)     (534)
-------------------------------------------------------------------------------
Net increase
 (decrease)                  111,013    18,499     2,195    6,364,391       209
-------------------------------------------------------------------------------

* When shares became publicly available.

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2006, the Fund has a forward foreign currency exchange contract that obligates it to deliver currency at a specified future date. The unrealized appreciation and/or depreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

                    CURRENCY TO                CURRENCY TO      UNREALIZED     UNREALIZED
EXCHANGE DATE       BE DELIVERED               BE RECEIVED     APPRECIATION   DEPRECIATION
------------------------------------------------------------------------------------------
Nov. 7, 2006             954,407                   744,409           $9,313            $--
                     U.S. Dollar    European Monetary Unit

6. STOCK INDEX FUTURES CONTRACTS

At Oct. 31, 2006, $116,275 was held in a margin deposit account as collateral to cover initial margin deposits on open purchase contracts. See "Summary of significant accounting policies" and "Notes to investments in securities." The terms of the open purchase contracts are as follows:

                                                      NUMBER OF        NOTIONAL       UNREALIZED
TYPE OF SECURITY                                      CONTRACTS      MARKET VALUE     GAIN (LOSS)
-------------------------------------------------------------------------------------------------
DJ Euro STOXX 50, Dec. 2006 (European Monetary Unit)          19         $ 972,975        $ 7,386
FTSE 100 Index, Dec. 2006 (British Pound)                      5           585,650          1,510
Nikkei 225, Dec. 2006 (U.S. Dollar)                            7           572,775         (3,453)
-------------------------------------------------------------------------------------------------
Total                                                                   $2,131,400        $ 5,443
-------------------------------------------------------------------------------------------------

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 27

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the period ended Oct. 31, 2006.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

28 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 29

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

FISCAL PERIOD ENDED OCT. 31,                                        2006(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                  $9.21
---------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .01
Net gains (losses) (both realized and unrealized)                       .60
---------------------------------------------------------------------------
Total from investment operations                                        .61
---------------------------------------------------------------------------
Net asset value, end of period                                        $9.82
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                               $  11
---------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                   1.42%(e)
---------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      1.48%(e)
---------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                10%
---------------------------------------------------------------------------
Total return(f)                                                        6.62%(g)
---------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 1.92% for the period ended Oct. 31, 2006.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

30 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

CLASS B

FISCAL PERIOD ENDED OCT. 31,                                        2006(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                  $9.21
---------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             --
Net gains (losses) (both realized and unrealized)                       .58
---------------------------------------------------------------------------
Total from investment operations                                        .58
---------------------------------------------------------------------------
Net asset value, end of period                                        $9.79
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                               $  --
---------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                   2.21%(e)
---------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      (.03%)(e)
---------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                10%
---------------------------------------------------------------------------
Total return(f)                                                        6.30%(g)
---------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 2.71% for the period ended Oct. 31, 2006.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.


RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 31

CLASS C

FISCAL PERIOD ENDED OCT. 31,                                        2006(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                  $9.21
---------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             --
Net gains (losses) (both realized and unrealized)                       .58
---------------------------------------------------------------------------
Total from investment operations                                        .58
---------------------------------------------------------------------------
Net asset value, end of period                                        $9.79
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                               $  --
---------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                   2.21%(e)
---------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       .74%(e)
---------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                10%
---------------------------------------------------------------------------
Total return(f)                                                        6.30%(g)
---------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 2.71% for the period ended Oct. 31, 2006.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

32 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

CLASS I

FISCAL PERIOD ENDED OCT. 31,                                        2006(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                  $9.21
---------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .02
Net gains (losses) (both realized and unrealized)                       .60
---------------------------------------------------------------------------
Total from investment operations                                        .62
---------------------------------------------------------------------------
Net asset value, end of period                                        $9.83
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                               $  63
---------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                   1.15%(e)
---------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      1.17%(e)
---------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                10%
---------------------------------------------------------------------------
Total return(f)                                                        6.73%(g)
---------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.65% for the period ended Oct. 31, 2006.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 33

CLASS Y*

FISCAL PERIOD ENDED OCT. 31,                                        2006(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                  $9.21
---------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .02
Net gains (losses) (both realized and unrealized)                       .60
---------------------------------------------------------------------------
Total from investment operations                                        .62
---------------------------------------------------------------------------
Net asset value, end of period                                        $9.83
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                               $  --
---------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                   1.27%(e)
---------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      1.72%(e)
---------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                10%
---------------------------------------------------------------------------
Total return(f)                                                        6.73%(g)
---------------------------------------------------------------------------

*   Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class Y would have been 1.77% for the period ended Oct. 31, 2006.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

34 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Disciplined International Equity Fund (a series of RiverSource International Series, Inc.) as of October 31, 2006, and the related statements of operations, changes in net assets and the financial highlights for the period from May 18, 2006 (when shares became publicly available) to October 31, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Disciplined International Equity Fund as of October 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
December 20, 2006

RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 35

FUND EXPENSES EXAMPLE
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

36 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

                                BEGINNING          ENDING          EXPENSES
                              ACCOUNT VALUE    ACCOUNT VALUE     PAID DURING       ANNUALIZED
                               MAY 1, 2006     OCT. 31, 2006    THE PERIOD(a)     EXPENSE RATIO
Class A
  Actual(b)                             N/A              N/A              N/A               N/A
  Hypothetical
  (5% return before expenses)        $1,000        $1,018.24           $ 7.30(c)           1.42%

Class B
  Actual(b)                             N/A              N/A              N/A               N/A
  Hypothetical
  (5% return before expenses)        $1,000        $1,014.22           $11.34(c)           2.21%

Class C
  Actual(b)                             N/A              N/A              N/A               N/A
  Hypothetical
  (5% return before expenses)        $1,000        $1,014.22           $11.34(c)           2.21%

Class I
  Actual(b)                             N/A              N/A              N/A               N/A
  Hypothetical
  (5% return before expenses)        $1,000        $1,019.62           $ 5.92(c)           1.15%

Class Y
  Actual(b)                             N/A              N/A              N/A               N/A
  Hypothetical
  (5% return before expenses)        $1,000        $1,019.01           $ 6.53(d)           1.27%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(b) The actual values and expenses paid are not presented because the Fund does not have a full six months of history. The inception date of the Fund is May 18, 2006.

(c) Effective as of Nov. 1, 2006, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.50% for Class A; 2.27% for Class B; 2.27% for Class C; and 1.15% for Class I. Any amounts waived will not be reimbursed by the Fund. If these changes had been in place for the six-month period ended Oct. 31, 2006, the actual and hypothetical expenses paid would have been the same as those expenses presented in the table for Class A, Class B, Class C and Class I.

(d) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.33% for Class R4. These changes are effective Dec. 11, 2006. Any amounts waived will not be reimbursed by the Fund. If these changes had been in place for the six-month period ended
    Oct. 31, 2006, the hypothetical expenses paid for Class Y would have been $6.84.

RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 37

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund' s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund' s Board members. Each member oversees 100 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                            POSITION HELD
ADDRESS,                         WITH FUND AND           PRINCIPAL OCCUPATION                 OTHER
AGE                              LENGTH OF SERVICE       DURING PAST FIVE YEARS               DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz                   Board member            Chief Justice, Minnesota Supreme
901 S. Marquette Ave.            since 2006              Court, 1998-2005
Minneapolis, MN 55402
Age 52

Arne H. Carlson                  Board member and        Chair, Board Services Corporation
901 S. Marquette Ave.            Chair of the Board      (provides administrative services
Minneapolis, MN 55402            since 1999              to boards); former Governor
Age 72                                                   of Minnesota

Patricia M. Flynn                Board member            Trustee Professor of Economics and
901 S. Marquette Ave.            since 2004              Management, Bentley College;
Minneapolis, MN 55402                                    former Dean, McCallum Graduate
Age 56                                                   School of Business, Bentley College

Anne P. Jones                    Board member            Attorney and Consultant
901 S. Marquette Ave.            since 1985
Minneapolis, MN 55402
Age 71

Jeffrey Laikind                  Board member            Former Managing Director,            American Progressive
901 S. Marquette Ave.            since 2005              Shikiar Asset Management             Insurance
Minneapolis, MN 55402
Age 71

Stephen R. Lewis, Jr.*           Board member            President Emeritus and               Valmont Industries,Inc.
901 S. Marquette Ave.            since 2002              Professor of Economics,              (manufactures irrigation
Minneapolis, MN 55402                                    Carleton College                     systems)
Age 67

* As of Jan. 1, 2007 Stephen Lewis will replace Arne Carlson as Chair of the Board.

38 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

NAME,                            POSITION HELD
ADDRESS,                         WITH FUND AND           PRINCIPAL OCCUPATION                 OTHER
AGE                              LENGTH OF SERVICE       DURING PAST FIVE YEARS               DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia           Board member            Director, Enterprise Asset           Strategic Distribution,
901 S. Marquette Ave.            since 2004              Management, Inc.(private real        Inc. (transportation,
Minneapolis, MN 55402                                    estate and asset management          distribution and logistics
Age 54                                                   company)                             consultants)

Vikki L. Pryor                   Board member            President and Chief Executive
901 S. Marquette Ave.            since 2006              Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                                    Insurance Company, Inc. since 1999
Age 53

Alison Taunton-Rigby             Board member            Chief Executive Officer,RiboNovix,   Hybridon,Inc.
901 S. Marquette Ave.            since 2002              Inc.since 2003 (biotechnology);      (biotechnology);
Minneapolis, MN 55402                                    former President, Forester Biotech   American Healthways,
Age 62                                                                                        Inc. (health management
                                                                                              programs)

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                            POSITION HELD
ADDRESS,                         WITH FUND AND           PRINCIPAL OCCUPATION                 OTHER
AGE                              LENGTH OF SERVICE       DURING PAST FIVE YEARS               DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
William F.Truscott               Board member            President,Ameriprise Certificate
53600 Ameriprise                 since 2001,             Company since 2006; President -
Financial Center                 Vice President          U.S. Asset Management and Chief
Minneapolis, MN 55474            since 2002              Investment Officer, Ameriprise
Age 46                                                   Financial, Inc. and President,
                                                         Chairman of the Board
                                                         and Chief Investment
                                                         Officer, RiverSource
                                                         Investments, LLC since
                                                         2005; Senior Vice
                                                         President - Chief
                                                         Investment
                                                         Officer, Ameriprise
                                                         Financial, Inc. and
                                                         Chairman of the Board
                                                         and Chief Investment
                                                         Officer, RiverSource
                                                         Investments, LLC, 2001-2005

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 39

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund' s other officers are:

FUND OFFICERS

NAME,                            POSITION HELD
ADDRESS,                         WITH FUND AND           PRINCIPAL OCCUPATION
AGE                              LENGTH OF SERVICE       DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                   Money Laundering        Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise                  Prevention Officer      Ameriprise Financial,Inc.since 2004; Manager Anti-Money
Financial Center                 since 2004              Laundering,Ameriprise Financial, Inc., 2003-2004; Compliance
Minneapolis, MN 55474                                    Director and Bank Secrecy Act Officer,American Express
Age 42                                                   Centurion Bank, 2000-2003

Patrick T. Bannigan              President               Senior Vice President - Asset Management,RiverSource
172 Ameriprise                   since 2006              Investments, LLC since 2006; Managing Director and Global
Financial Center                                         Head of Product, Morgan Stanley Investment Management,
Minneapolis, MN 55474                                    2004-2006; President, Touchstone Investments, 2002-2004;
Age 41                                                   Director of Strategic Planning, Evergreen Investments, 1995-2002

Jeffrey P. Fox                   Treasurer               Vice President - Investment Accounting, Ameriprise Financial,
105 Ameriprise                   since 2002              Inc., since 2002; Vice President - Finance, American Express
Financial Center                                         Company,2000-2002
Minneapolis, MN 55474
Age 51

Amy K. Johnson                   Vice President          Vice President - Asset Management and Trust Company Services,
5228 Ameriprise                  since 2006              RiverSource Investments, LLC, since 2006; Vice President -
Financial Center                                         Operations and Compliance, RiverSource Investments,LLC,
Minneapolis, MN 55474                                    2004-2006; Director of Product Development - Mutual Funds,
Age 41                                                   American Express Financial Corporation, 2001-2004

Michelle M. Keeley               Vice President          Executive Vice President - Equity and Fixed Income,
172 Ameriprise                   since 2004              Ameriprise Financial,Inc.and RiverSource Investments, LLC since
Financial Center                                         2006; Vice President - Investments,Ameriprise Certificate
Minneapolis, MN 55474                                    Company since 2003; Senior Vice President - Fixed Income,
Age 42                                                   Ameriprise Financial, Inc., 2002-2006 and RiverSource
                                                         Investments, LLC,2004-2006; Managing Director, Zurich Global
                                                         Assets, 2001-2002

Jennifer D. Lammers              Chief Compliance        U.S. Asset Management Chief Compliance Officer,RiverSource
172 Ameriprise                   Officer since 2006      Investments,LLC since 2006; Director - Mutual Funds,
Financial Center                                         Voyageur Asset Management, 2003-2006; Director of Finance,
Minneapolis, MN 55474                                    Voyageur Asset Management, 2000-2003
Age 46

Scott R. Plummer                 Vice President,         Vice President and Chief Counsel - Asset Management,
5228 Ameriprise                  General Counsel         Ameriprise Financial,Inc. since 2005; Vice President,
Financial Center                 and Secretary           General Counsel and Secretary,Ameriprise Certificate Company
Minneapolis, MN 55474            since 2006              since 2005; Vice President - Asset Management Compliance,
Age 47                                                   Ameriprise Financial,Inc., 2004-2005; Senior Vice President and
                                                         Chief Compliance Officer, U.S. Bancorp Asset Management,
                                                         2002-2004; Second Vice President and Assistant General
                                                         Counsel, Hartford Life,2001-2002

The SAI has additional information about the Fund' s directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

40 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 41

RIVERSOURCE(SM) DISCIPLINED INTERNATIONAL EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds


RIVERSOURCE [LOGO] (SM) INVESTMENTS

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource(SM) mutual funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members NASD, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.

                                                              S-6506 C (12/06)

Annual Report

RIVERSOURCE [LOGO] (SM) INVESTMENTS

RIVERSOURCE(SM)
EUROPEAN EQUITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCT. 31, 2006

+ RIVERSOURCE EUROPEAN EQUITY FUND SEEKS TO PROVIDE SHAREHOLDERS WITH CAPITAL APPRECIATION.

TABLE OF CONTENTS

Fund Snapshot                                                              3

Performance Summary                                                        5

Questions & Answers
  with Portfolio Management                                                7

The Fund's Long-term Performance                                          12

Investments in Securities                                                 14

Financial Statements                                                      18

Notes to Financial Statements                                             21

Report of Independent Registered
  Public Accounting Firm                                                  36

Federal Income Tax Information                                            37

Fund Expenses Example                                                     38

Board Members and Officers                                                40

Proxy Voting                                                              43

[LOGO]
    DALBAR RATED
       2006
 FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

2 RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2006

FUND OVERVIEW

RiverSource European Equity Fund invests in equity securities of European companies. The merger of multiple economies into the European Union created the world's largest economy. Within this market context, the Fund focuses on large-cap companies but has the flexibility to invest in companies of any size. The portfolio management team employs a "dynamic style" that lets them determine the most effective focus during particular economic and market conditions, moving the balance between "value" and "growth" as the business cycle changes.

COUNTRY BREAKDOWN

PERCENTAGE OF PORTFOLIO ASSETS

[PIE CHART]

United Kingdom    29.9%
France            17.2%
Switzerland       14.8%
Germany           10.5%
Italy              5.4%
Sweden             4.6%
Other(1)          17.6%

(1) Includes Spain 4.3%, Netherlands 3.9%, South Africa 2.6%, Ireland 1.3%, Finland 1.1%, Denmark 0.9%, Norway 0.8%, Belgium 0.7%, Austria 0.6%, Greece 0.6% and Cash & Cash Equivalents 0.8%.

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

BP (United Kingdom)                                                        3.7%
BG Group (United Kingdom)                                                  3.1%
UBS (Switzerland)                                                          3.1%
HSBC Holdings (United Kingdom)                                             3.0%
Total (France)                                                             2.9%
Standard Chartered (United Kingdom)                                        2.9%
Banco Bilbao Vizcaya Argentaria (Spain)                                    2.6%
Anglo American (South Africa)                                              2.6%
Roche Holding (Switzerland)                                                2.6%
Novartis (Switzerland)                                                     2.2%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT 3

FUND SNAPSHOT AT OCT. 31, 2006

STYLE MATRIX

[CHART]

      STYLE
VALUE BLEND GROWTH
        X         LARGE
                  MEDIUM SIZE
                  SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGER

                  YEARS IN INDUSTRY
Rob Jones                 14

FUND FACTS

                  TICKER SYMBOL       INCEPTION DATE
Class A               AXEAX               6/26/00
Class B               AEEBX               6/26/00
Class C                   -               6/26/00
Class I                   -               7/15/04
Class Y                   -               6/26/00

Total net assets                   $116.1 million

Number of holdings                             90

4 RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

                            PERFORMANCE COMPARISON
                       FOR THE YEAR ENDED OCT, 31, 2006

RiverSource European Equity Fund
Class A (excluding sales charge)                 +30.63%
Morgan Stanley Capital International (MSCI)
Europe Index (unmanaged)                         +32.32%
Lipper European Funds Index                      +32.54%

(see "The Fund's Long-term Performance" for Index descriptions)

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CONTACTING YOUR FINANCIAL INSTITUTION OR VISITING riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT 5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS
AT OCT. 31, 2006

                                                                  SINCE
                                 1 YEAR     3 YEARS    5 YEARS  INCEPTION
WITHOUT SALES CHARGE
 Class A (INCEPTION 6/26/00)     +30.63%    +19.61%    +11.28%    +2.16%
 Class B (INCEPTION 6/26/00)     +29.74%    +18.80%    +10.41%    +1.38%
 Class C (INCEPTION 6/26/00)     +29.65%    +18.74%    +10.39%    +1.36%
 Class I (INCEPTION 7/15/04)     +31.34%       N/A        N/A    +22.80%
 Class Y (INCEPTION 6/26/00)     +31.10%    +19.98%    +11.49%    +2.36%

WITH SALES CHARGE
 Class A (INCEPTION 6/26/00)     +23.11%    +17.27%     +9.98%    +1.21%
 Class B (INCEPTION 6/26/00)     +24.74%    +17.85%    +10.14%    +1.38%
 Class C (INCEPTION 6/26/00)     +28.65%    +18.74%    +10.39%    +1.36%

AT SEPT. 30, 2006

                                                                  SINCE
                                 1 YEAR     3 YEARS    5 YEARS  INCEPTION
WITHOUT SALES CHARGE
 Class A (INCEPTION 6/26/00)     +22.00%    +20.63%    +10.72%    +1.57%
 Class B (INCEPTION 6/26/00)     +20.75%    +19.70%     +9.83%    +0.78%
 Class C (INCEPTION 6/26/00)     +20.90%    +19.72%     +9.92%    +0.79%
 Class I (INCEPTION 7/15/04)     +22.44%       N/A        N/A    +21.57%
 Class Y (INCEPTION 6/26/00)     +22.23%    +20.93%    +10.95%    +1.74%

WITH SALES CHARGE
 Class A (INCEPTION 6/26/00)     +14.97%    +18.26%     +9.41%    +0.61%
 Class B (INCEPTION 6/26/00)     +15.75%    +18.77%     +9.56%    +0.78%
 Class C (INCEPTION 6/26/00)     +19.90%    +19.72%     +9.92%    +0.79%

CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.75%. CLASS B SHARE PERFORMANCE REFLECTS A CONTINGENT DEFERRED SALES CHARGE (CDSC) APPLIED AS
FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEARS 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER. CLASS C SHARES MAY BE SUBJECT TO A 1% CDSC IF SHARES ARE SOLD WITHIN ONE YEAR AFTER PURCHASE. SALES CHARGES DO NOT APPLY TO CLASS I AND CLASS Y SHARES. THESE SHARE CLASSES ARE AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.

6 RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

BELOW, RIVERSOURCE EUROPEAN EQUITY FUND'S PORTFOLIO MANAGEMENT TEAM OF THREADNEEDLE INTERNATIONAL LIMITED (THREADNEEDLE) DISCUSSES THE FUND'S RESULTS AND POSITIONING FOR THE 12 MONTHS ENDED OCT. 31, 2006. THREADNEEDLE, AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF AMERIPRISE FINANCIAL, INC., ACTS AS THE SUBADVISER TO THE FUND.

Q: How did RiverSource European Equity Fund perform for the fiscal year?

A: RiverSource European Equity Fund's Class A shares gained 30.63% (excluding sales charge) for the 12 months ended Oct. 31, 2006. The Fund underperformed its benchmark, the Morgan Stanley Capital International
   (MSCI) Europe Index (MSCI Europe Index), which advanced 32.32%. The Lipper European Funds Index, representing the Fund's peer group, rose 32.54% for the same time frame.

Q: What factors most significantly affected performance?

A: Overall, the European markets were strong during this fiscal year. However, the second half of the period -- May through October -- was fraught with volatility. In May, the market experienced a very strong correction based on several concerns, including fears of higher inflation in the U.S. and Europe. Investors sold off many of the stocks that had performed very well in the first half of the period. A sell off of this magnitude impacted the market and caused the share prices of many stocks to drop. The Fund was hard hit by this sell off since many of its holdings were strong performers earlier in the period and their share prices were affected by the May correction. The Fund suffered quite severe underperformance in some of its key holdings, such as oil and mining-related stocks during the second half of the annual period. One dramatic example of underperformance is British Energy Group, which was a significant position in the Fund until we sold out of the position in three stages in October 2006. British Energy Group runs most of the nuclear power stations in the UK. The company temporarily shut down one of its key plants due to an underlying integrity problem with one of its boilers. The plant was slow to come back on line. Several weeks later, another British Energy Group plant of similar construction to the first plant that closed was also shut down for inspection. The company suffered heavy losses, which impacted the Fund.

RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT 7

QUESTIONS & ANSWERS

   For much of the period, the telecommunications sector stood out as the worst performing sector. The Fund was significantly underweight in the telecommunictions sector relative to the MSCI Europe Index, so the sector's underperformance did not negatively impact the Fund's performance relative to the MSCI Europe Index. However, late in the period, the telecommunications sector bounced back. The market apparently viewed telecommunication stocks as cheap after their long period of underperformance. Because the Fund had a very small position in the telecommunications sector, we did not participate in this rally. We view the telecommunications sector with caution because competition is intense, margins remain under pressure, and we believe the outlook for profits growth over the long term is poor.

   WE VIEW THE TELECOMMUNICATIONS SECTOR WITH CAUTION BECAUSE COMPETITION IS INTENSE, MARGINS REMAIN UNDER PRESSURE, AND WE BELIEVE THE OUTLOOK FOR PROFITS GROWTH OVER THE LONG TERM IS POOR.

   The selection and performance of individual stocks is typically the strongest driver of overall performance of the Fund. The Fund had many strong performers including Anglo-Swiss mining company Xstrata, British mining company Anglo American and German ATM manufacturer Wincor Nixdorf.

   The Fund also had its share of disappointing stocks, including British Energy, which was discussed above.

8 RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

   Several stocks in the pharmaceutical sector, typically strong performers for the Fund, hurt performance during the period. French company Sanofi-Aventis, suffered when one of its competitors launched a generic drug to compete with Sanofi's top selling drug, Plavix. Sanofi's share price dropped 15% in August, a time when the markets were rallying. We reduced the Fund's position in Sanofi, but remain invested in the company. UK company AstraZeneca, another significant pharmaceutical position in the Fund, also performed poorly as the market was rising.

   Throughout the entire fiscal year, the weakness of the U.S. dollar has helped boost performance. Currency rates contribute significantly to the performance of the Fund. It is advantageous to the Fund when the dollar is weaker than the euro, as it has been throughout the year.

Q: What changes did you make to the Fund during the 12-month period?

A: Over the period, the Fund maintained its focus on growth companies. Energy companies continue to be an important theme and account for more than 14% of the Fund. Over the period, we increased the Fund's weighting in some oil stocks, including UK oil giant BP.

   We aggressively sold down the Fund's telecommunications position early in the period. The reason behind our strategy is that the operating metrics of many telecommunications companies in Europe have deteriorated quite dramatically. As discussed above, this strategy served us through much of the year, but hurt the Fund in September and October when the telecommunications sector rallied.

RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT 9

QUESTIONS & ANSWERS

   Some stocks we bought for their considerable upside potential include European airline Air France-KLM, UK food retailer Wm Morrison Supermarkets, Swiss company Sika -- a manufacturer of specialty chemicals for construction and industry -- and UK low cost motor insurer Admiral Group. We also increased the Fund's stake in UK retailer Marks & Spencer Group.

   Financials is the Fund's largest sector at approximately 32% of the Fund at the end of the period. Early in the year, we increased the Fund's weight in Italian banks, adding UniCredito Italiano and Banca Popolare di Verona, which benefited from increasing merger and acquisition activities. However, later in the period, we became concerned about adverse regulatory developments in the Italian banking market, and we sold out of these investments.

   The Fund also took profits from our investments in the auto sector in March. Automobile stocks, over the past several years, have benefited the Fund, so we very successfully sold out of that sector.

10 RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

Q: How is the Fund currently positioned and how do you intend to manage the Fund in the months ahead?

A: Over the past year, we have been opportunistically positioning the portfolio to favor growth stocks and large cap stocks. Growth stocks, however, have continued to underperform value stocks. We believe that investors' preference will soon shift to growth. We continue to position the Fund for that likelihood. Small company stocks, in our opinion, are expensive and have had their run. We think large cap stocks are more attractive and a better choice for the Fund, so we continue to focus on larger companies.

   WE THINK LARGE CAP STOCKS ARE MORE ATTRACTIVE AND A BETTER CHOICE FOR THE FUND, SO WE CONTINUE TO FOCUS ON LARGER COMPANIES.

   We believe the outlook for European equities remains positive. The economic background and corporate earnings are supportive, while we also believe that reasonably priced stocks are still available.

   Inflation remains a concern in Europe, and we think the European Central Bank will raise short-term rates again by year end. However, we do not see this affecting European growth for the remainder of the year.

RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT 11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource European Equity Fund Class A shares (from 7/1/00 to 10/31/06)* as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) Europe Index and the Lipper European Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE TABLE BELOW AND THE CHART ON THE FACING PAGE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CONTACTING YOUR FINANCIAL INSTITUTION OR VISITING riversource.com/funds. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

* Fund data is from June 26, 2000. MSCI Europe Index and Lipper peer group data is from July 1, 2000.

COMPARATIVE RESULTS

RESULTS AT OCT. 31, 2006

                                                                                               SINCE
                                                              1 YEAR    3 YEARS   5 YEARS   INCEPTION(3)
RIVERSOURCE EUROPEAN EQUITY FUND
(INCLUDES SALES CHARGE)

Class A  Cumulative value of $10,000                          $12,311   $16,127   $16,090      $10,792

         Average annual total return                           +23.11%   +17.27%    +9.98%       +1.21%

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX(1)

         Cumulative value of $10,000                          $13,232   $18,919   $20,386      $14,537

         Average annual total return                           +32.32%   +23.68%   +15.31%       +6.09%

LIPPER EUROPEAN FUNDS INDEX(2)

         Cumulative value of $10,000                          $13,254   $19,354   $21,040      $14,234

         Average annual total return                           +32.54%   +24.62%   +16.04%       +5.73%

RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 6.

12 RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT

[CHART]

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE EUROPEAN EQUITY FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

           RiverSource European Equity                           Lipper
                Fund Class A                MSCI                European
           (includes sales charge)     Europe Index(1)       Funds Index(2)
7/1/00             $9,425                  $10,000               $10,000
10/00              $9,330                   $9,207                $9,160
10/01              $6,323                   $7,130                $6,765
10/02              $5,426                   $6,161                $5,901
10/03              $6,307                   $7,683                $7,354
10/04              $7,252                   $9,403                $8,950
10/05              $8,262                  $10,986               $10,739
10/06             $10,792                  $14,537               $14,234

(1) The Morgan Stanley Capital International (MSCI) Europe Index, compiled by
    MSCI in Geneva, is an unmanaged market-capitalization-weighted index of equity securities from various European countries. Income is included. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(2) The Lipper European Funds Index includes the 30 largest European funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from June 26, 2000. MSCI Europe Index and Lipper peer group data is from July 1, 2000.

RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT 13

INVESTMENTS IN SECURITIES

OCT. 31, 2006

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                                                   SHARES          VALUE(a)
COMMON STOCKS (97.8%)(c)

AUSTRIA (0.6%)

COMMERCIAL BANKS
Erste Bank der
 Oesterreichischen
 Sparkassen                                                                 9,735      $  662,914
-------------------------------------------------------------------------------------------------

BELGIUM (0.7%)
BEVERAGES
InBev                                                                      14,197         799,864
-------------------------------------------------------------------------------------------------

DENMARK (0.9%)
INSURANCE
Topdanmark                                                                  7,614(b)    1,080,990
-------------------------------------------------------------------------------------------------

FINLAND (1.1%)
COMMUNICATIONS EQUIPMENT (0.5%)
Nokia                                                                      26,933         534,567
-------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (0.6%)
Neste Oil                                                                  22,705         714,664
-------------------------------------------------------------------------------------------------

FRANCE (17.0%)
AIRLINES (0.7%)
Air France-KLM                                                             23,500         837,173
-------------------------------------------------------------------------------------------------
COMMERCIAL BANKS (2.3%)
BNP Paribas                                                                18,349       2,017,691
Societe Generale                                                            3,824         635,501
                                                                                       ----------
Total                                                                                   2,653,192
-------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING (1.2%)
VINCI                                                                      12,302       1,385,726
-------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS (0.5%)
Imerys                                                                      6,658         575,333
-------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (1.1%)
ALSTOM                                                                      7,620(b)      703,202
Schneider Electric                                                          6,011         624,537
                                                                                       ----------
Total                                                                                   1,327,739
-------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING (0.5%)
Carrefour                                                                   9,130      $  556,340
-------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.4%)
Essilor Intl                                                               15,441       1,620,071
-------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (0.6%)
Accor                                                                       9,301         645,826
-------------------------------------------------------------------------------------------------
INSURANCE (2.6%)
Assurances Generales
 de France                                                                  5,502         772,503
AXA                                                                        59,877       2,281,347
                                                                                       ----------
Total                                                                                   3,053,850
-------------------------------------------------------------------------------------------------
MACHINERY (1.3%)
Vallourec                                                                   5,925       1,474,722
-------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS (0.5%)
Neopost                                                                     4,622         565,174
-------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (2.8%)
Total                                                                      48,496       3,283,813
-------------------------------------------------------------------------------------------------
PHARMACEUTICALS (0.5%)
Sanofi-Aventis                                                              7,073         601,264
-------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS (1.0%)
LVMH Moet Hennessy
 Louis Vuitton                                                             10,678       1,112,841
-------------------------------------------------------------------------------------------------

GERMANY (10.3%)
AEROSPACE & DEFENSE (0.5%)
MTU Aero Engines Holding                                                   14,689         602,782
-------------------------------------------------------------------------------------------------
AIRLINES (0.5%)
Air Berlin                                                                 32,530(b)      626,141
-------------------------------------------------------------------------------------------------
COMMERCIAL BANKS (0.7%)
Deutsche Postbank                                                          11,018         819,614
-------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (1.6%)
Wincor Nixdorf                                                             12,350       1,717,439
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

14 RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT

ISSUER                                                                   SHARES          VALUE(a)
COMMON STOCKS (CONTINUED)

GERMANY (CONT.)
DIVERSIFIED FINANCIAL SERVICES (1.1%)
Deutsche Boerse                                                             8,046      $1,297,502
-------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES (0.5%)
E.ON                                                                        4,671         560,434
-------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (0.8%)
Fresenius Medical
 Care & Co                                                                  7,315         976,077
-------------------------------------------------------------------------------------------------
INSURANCE (1.3%)
Allianz                                                                     8,349       1,549,693
-------------------------------------------------------------------------------------------------
MACHINERY (1.3%)
MAN                                                                         9,044         804,023
WashTec                                                                    33,976(b)      659,178
                                                                                       ----------
Total                                                                                   1,463,201
-------------------------------------------------------------------------------------------------
SOFTWARE (0.8%)
SAP                                                                         4,684         931,954
-------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE (1.2%)
Hypo Real Estate Holding                                                   23,019       1,447,037
-------------------------------------------------------------------------------------------------

GREECE (0.6%)
COMMERCIAL BANKS
EFG Eurobank Ergasias                                                      20,996         698,390
-------------------------------------------------------------------------------------------------

IRELAND (1.3%)
COMMERCIAL BANKS (0.7%)
Bank of Ireland                                                            40,160         809,399
-------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS (0.6%)
CRH                                                                        19,822         700,580
-------------------------------------------------------------------------------------------------

ITALY (5.3%)
COMMERCIAL BANKS (1.4%)
UniCredito Italiano                                                       194,906       1,615,814
-------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.9%)
Saipem                                                                     42,757       1,008,547
-------------------------------------------------------------------------------------------------
FOOD PRODUCTS (0.8%)
Parmalat                                                                  274,040(b)      977,649
-------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (1.6%)
Eni                                                                        63,251       1,907,736
-------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS (0.6%)
Luxottica Group                                                            21,878      $  680,535
-------------------------------------------------------------------------------------------------

NETHERLANDS (3.9%)
DIVERSIFIED FINANCIAL SERVICES (1.1%)
ING Groep                                                                  28,380       1,257,344
-------------------------------------------------------------------------------------------------
FOOD PRODUCTS (0.7%)
Royal Numico                                                               17,894         800,082
-------------------------------------------------------------------------------------------------
MEDIA (1.1%)
Reed Elsevier                                                              72,565       1,247,619
-------------------------------------------------------------------------------------------------
METALS & MINING (0.6%)
Mittal Steel                                                               16,807         721,446
-------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (0.4%)
Royal Dutch Shell
 Series B                                                                  13,242         474,367
-------------------------------------------------------------------------------------------------

NORWAY (0.8%)
ENERGY EQUIPMENT & SERVICES
TGS NOPEC Geophysical                                                      54,200(b)      966,213
-------------------------------------------------------------------------------------------------

SOUTH AFRICA (2.6%)
METALS & MINING
Anglo American                                                             65,920       2,972,553
-------------------------------------------------------------------------------------------------

SPAIN (4.2%)
COMMERCIAL BANKS (2.6%)
Banco Bilbao Vizcaya
  Argentaria                                                              125,265       3,025,087
-------------------------------------------------------------------------------------------------
MEDIA (0.5%)
Gestevision Telecinco                                                      23,395         614,846
-------------------------------------------------------------------------------------------------
SPECIALTY RETAIL (1.1%)
Inditex                                                                    26,820       1,282,371
-------------------------------------------------------------------------------------------------

SWEDEN (4.5%)
BUILDING PRODUCTS (1.8%)
ASSA ABLOY Cl B                                                           107,600       2,071,409
-------------------------------------------------------------------------------------------------
COMMERCIAL BANKS (0.9%)
Skandinaviska Enskilda
 Banken                                                                    36,600       1,023,932
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT 15

ISSUER                                                                  SHARES           VALUE(a)
COMMON STOCKS (CONTINUED)

SWEDEN (CONT.)
COMMUNICATIONS EQUIPMENT (1.1%)
Telefonaktiebolaget LM
 Ericsson Series B                                                        345,000    $  1,309,207
-------------------------------------------------------------------------------------------------
TOBACCO (0.7%)
Swedish Match                                                              52,000         831,810
-------------------------------------------------------------------------------------------------

SWITZERLAND (14.6%)
CAPITAL MARKETS (5.4%)
Credit Suisse Group                                                        25,896       1,561,254
Julius Baer Holding                                                        10,812       1,142,039
UBS                                                                        59,628       3,561,383
                                                                                     ------------
Total                                                                                   6,264,676
-------------------------------------------------------------------------------------------------
CHEMICALS (0.6%)
Sika                                                                          552(b)      718,842
-------------------------------------------------------------------------------------------------
FOOD PRODUCTS (1.7%)
Nestle                                                                      5,672       1,937,781
-------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.1%)
Nobel Biocare Holding                                                       4,513       1,235,271
-------------------------------------------------------------------------------------------------
METALS & MINING (1.1%)
Xstrata                                                                    30,137       1,287,695
-------------------------------------------------------------------------------------------------
PHARMACEUTICALS (4.7%)
Novartis                                                                   41,641       2,527,247
Roche Holding                                                              16,741       2,929,674
                                                                                     ------------
Total                                                                                   5,456,921
-------------------------------------------------------------------------------------------------

UNITED KINGDOM (29.5%)
AEROSPACE & DEFENSE (0.7%)
Rolls-Royce Group                                                          91,918(b)      823,630
Rolls-Royce Group
 Series B                                                               3,373,390           6,435
                                                                                     ------------
Total                                                                                     830,065
-------------------------------------------------------------------------------------------------
COMMERCIAL BANKS (6.4%)
HSBC Holdings                                                             181,459       3,440,566
Royal Bank of
 Scotland Group                                                            18,803         669,991
Standard Chartered                                                        116,064       3,265,537
                                                                                     ------------
Total                                                                                   7,376,094
-------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS (1.6%)
Hanson                                                                    131,835       1,826,969
-------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES (0.6%)
Scottish Power                                                             57,623    $    718,301
-------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING (2.5%)
Tesco                                                                     261,109       1,959,889
Wm Morrison
 Supermarkets                                                             187,421         921,471
                                                                                     ------------
Total                                                                                   2,881,360
-------------------------------------------------------------------------------------------------
INSURANCE (1.7%)
Admiral Group                                                              50,340         892,540
Hiscox                                                                     99,141         502,091
Legal & General Group                                                     230,895         636,425
                                                                                     ------------
Total                                                                                   2,031,056
-------------------------------------------------------------------------------------------------
METALS & MINING (3.1%)
BHP Billiton                                                               51,195         987,287
Corus Group                                                               124,798       1,112,895
Lonmin                                                                     26,555       1,469,970
                                                                                     ------------
Total                                                                                   3,570,152
-------------------------------------------------------------------------------------------------
MULTILINE RETAIL (1.6%)
Marks & Spencer Group                                                     152,448       1,909,068
-------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (6.8%)
BG Group                                                                  268,544       3,562,685
BP                                                                        385,001       4,281,492
                                                                                     ------------
Total                                                                                   7,844,177
-------------------------------------------------------------------------------------------------
PHARMACEUTICALS (2.9%)
AstraZeneca                                                                17,623       1,041,421
GlaxoSmithKline                                                            60,957       1,627,858
Shire                                                                      38,205         697,060
                                                                                     ------------
Total                                                                                   3,366,339
-------------------------------------------------------------------------------------------------
SPECIALTY RETAIL (0.7%)
Carphone Warehouse
 Group                                                                    144,129         779,416
-------------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS (0.9%)
SIG                                                                        20,782         395,624
Wolseley                                                                   28,662         677,396
                                                                                     ------------
Total                                                                                   1,073,020
-------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $84,746,558)                                                                  $113,582,076
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

16 RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT

MONEY MARKET FUND (0.8%)

                                                     SHARES         VALUE(a)
RiverSource Short-Term
 Cash Fund                                           946,704(d) $    946,704
----------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $946,704)                                                $    946,704
----------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $85,693,262)(e)                                          $114,528,780
============================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars.

(d) Affiliated Money Market Fund - See Note 5 to the financial statements.

(e) At Oct. 31, 2006, the cost of securities for federal income tax purposes was $86,346,080 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                           $28,487,894
    Unrealized depreciation                                              (305,194)
    ------------------------------------------------------------------------------
    Net unrealized appreciation                                       $28,182,700
    ------------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT 17

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCT. 31, 2006

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $84,746,558)                                $113,582,076
   Affiliated money market fund (identified cost $946,704) (Note 5)                       946,704
-------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $85,693,262)                         114,528,780
Foreign currency holdings (identified cost $524,866) (Note 1)                             530,144
Capital shares receivable                                                                  34,085
Dividends and accrued interest receivable                                                  30,520
Reclaims receivable                                                                        55,568
Receivable for investment securities sold                                               1,031,636
-------------------------------------------------------------------------------------------------
Total assets                                                                          116,210,733
-------------------------------------------------------------------------------------------------

LIABILITIES
Capital shares payable                                                                      4,000
Payable for investment securities purchased                                                41,556
Accrued investment management services fee                                                  2,539
Accrued distribution fee                                                                    1,428
Accrued transfer agency fee                                                                   537
Accrued administrative services fee                                                           254
Other accrued expenses                                                                     69,028
-------------------------------------------------------------------------------------------------
Total liabilities                                                                         119,342
-------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                   $116,091,391
=================================================================================================

REPRESENTED BY
Capital stock - $.01 par value (Note 1)                                              $    216,289
Additional paid-in capital                                                            157,555,168
Undistributed net investment income                                                       511,495
Accumulated net realized gain (loss) (Note 7)                                         (71,038,252)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                   28,846,691
-------------------------------------------------------------------------------------------------
Total - representing net assets applicable to outstanding capital stock              $116,091,391
=================================================================================================
Net assets applicable to outstanding shares:             Class A                     $ 85,143,488
                                                         Class B                     $ 29,438,905
                                                         Class C                     $  1,489,197
                                                         Class I                     $     15,461
                                                         Class Y                     $      4,340
Net asset value per share of outstanding capital stock:  Class A shares  15,798,323  $       5.39
                                                         Class B shares   5,546,040  $       5.31
                                                         Class C shares     280,865  $       5.30
                                                         Class I shares       2,865  $       5.40
                                                         Class Y shares         802  $       5.41
-------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

18 RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT

STATEMENT OF OPERATIONS

YEAR ENDED OCT. 31, 2006

INVESTMENT INCOME
Income:
Dividends                                                                             $ 3,081,175
Interest                                                                                   64,374
Income distributions from affiliated money market fund (Note 5)                             6,402
  Less foreign taxes withheld                                                            (341,329)
--------------------------------------------------------------------------------------------------
Total income                                                                            2,810,622
--------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                        821,750
Distribution fee
  Class A                                                                                 199,348
  Class B                                                                                 305,006
  Class C                                                                                  14,257
Transfer agency fee                                                                       279,639
Incremental transfer agency fee
  Class A                                                                                  19,543
  Class B                                                                                  13,604
  Class C                                                                                     590
Service fee - Class Y                                                                           8
Administrative services fees and expenses                                                  89,350
Compensation of board members                                                               9,648
Custodian fees                                                                             62,530
Printing and postage                                                                       53,877
Registration fees                                                                          43,322
Audit fees                                                                                 21,500
Other                                                                                       7,093
--------------------------------------------------------------------------------------------------
Total expenses                                                                          1,941,065
  Earnings and bank fee credits on cash balances (Note 2)                                 (15,909)
--------------------------------------------------------------------------------------------------
Total net expenses                                                                      1,925,156
--------------------------------------------------------------------------------------------------
Investment income (loss) - net                                                            885,466
--------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
  Security transactions (Note 3)                                                       17,990,605
  Foreign currency transactions                                                            33,523
  Payment from affiliate (Note 2)                                                           3,572
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                18,027,700
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                   10,755,284
--------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                  28,782,984
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                       $29,668,450
==================================================================================================

See accompanying notes to financial statements.

RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT 19

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCT. 31,                                                        2006            2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) - net                                         $    885,466    $  1,123,569
Net realized gain (loss) on investments                                  18,027,700      15,375,872
Net change in unrealized appreciation (depreciation) on investments
 and on translation of assets and liabilities in foreign currencies      10,755,284        (428,444)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          29,668,450      16,070,997
----------------------------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income
  Class A                                                                (1,183,924)       (785,368)
  Class B                                                                  (203,405)        (30,911)
  Class C                                                                   (11,011)         (1,346)
  Class I                                                                      (266)           (156)
  Class Y                                                                      (282)           (176)
----------------------------------------------------------------------------------------------------
Total distributions                                                      (1,398,888)       (817,957)
----------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
  Class A shares (Note 2)                                                12,989,345      10,043,976
  Class B shares                                                          3,220,939       3,322,185
  Class C shares                                                            186,545         155,611
  Class Y shares                                                              1,000               -
Reinvestment of distributions at net asset value
  Class A shares                                                          1,163,395         774,769
  Class B shares                                                            200,300          30,598
  Class C shares                                                             10,642           1,320
  Class Y shares                                                                235             152
Payments for redemptions
  Class A shares                                                        (27,687,276)    (30,372,396)
  Class B shares (Note 2)                                               (12,270,551)    (13,527,099)
  Class C shares (Note 2)                                                  (450,606)       (429,874)
  Class Y shares                                                            (14,364)         (2,875)
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions       (22,650,396)    (30,003,633)
----------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                   5,619,166     (14,750,593)
Net assets at beginning of year                                         110,472,225     125,222,818
----------------------------------------------------------------------------------------------------
Net assets at end of year                                              $116,091,391    $110,472,225
====================================================================================================
Undistributed net investment income                                    $    511,495    $    765,759
----------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

20 RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource International Series, Inc. (formerly AXP International Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of European companies that are believed to offer growth potential.

The Fund offers Class A, Class B, Class C, Class I and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class I and Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes are effective Dec. 11, 2006.

At Oct. 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) owned 100% of Class I shares, which represents 0.01% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT 21

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

22 RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2006, foreign currency holdings consisted of multiple denominations, primarily European monetary units.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT 23

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $259,158 and accumulated net realized loss has been increased by $259,158.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                     2006         2005
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
       Ordinary income                               $1,183,924    $785,368
       Long-term capital gain                                 -           -

CLASS B
Distributions paid from:
       Ordinary income                                  203,405      30,911
       Long-term capital gain                                 -           -

CLASS C
Distributions paid from:
       Ordinary income                                   11,011       1,346
       Long-term capital gain                                 -           -

CLASS I
Distributions paid from:
       Ordinary income                                      266         156
       Long-term capital gain                                 -           -

CLASS Y
Distributions paid from:
       Ordinary income                                      282         176
       Long-term capital gain                                 -           -

24 RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT

At Oct. 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                  $  1,124,694
Accumulated long-term gain (loss)                              $(70,998,633)
Unrealized appreciation (depreciation)                         $ 28,193,873

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT 25

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.80% to 0.675% annually as the Fund's assets increased. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper European Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $71,748 for the year ended Oct. 31, 2006.

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $1,851 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include: Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

26 RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $82,566 for Class A, $25,144 for Class B and $106 for Class C for the year ended Oct. 31, 2006.

Effective as of Nov. 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Board, such that expenses, before giving effect to any performance incentive adjustment, will not exceed 1.56% for Class A, 2.33% for Class B, 2.33% for Class C, 1.21% for Class I and 1.39% for Class Y of the Fund's average daily net assets.

During the year ended Oct. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $15,909 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $3,572 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT 27

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $71,217,108 and $94,311,838, respectively, for the year ended Oct. 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                       YEAR ENDED OCT. 31, 2006
                           CLASS A     CLASS B    CLASS C   CLASS I   CLASS Y
------------------------------------------------------------------------------
Sold                      2,644,933     661,246     38,868        -       199
Issued for reinvested
 distributions              268,683      46,690      2,486        -        54
Redeemed                 (5,831,223) (2,591,850)   (96,242)       -    (3,119)
------------------------------------------------------------------------------
Net increase (decrease)  (2,917,607) (1,883,914)   (54,888)       -    (2,866)
------------------------------------------------------------------------------

                                       YEAR ENDED OCT. 31, 2005
                           CLASS A     CLASS B    CLASS C   CLASS I   CLASS Y
------------------------------------------------------------------------------

Sold                      2,474,848     839,663     39,370        -         -
Issued for reinvested
 distributions              196,144       7,806        337        -        38
Redeemed                 (7,514,745) (3,372,352)  (107,457)       -      (728)
------------------------------------------------------------------------------
Net increase (decrease)  (4,843,753) (2,524,883)   (67,750)       -      (690)
------------------------------------------------------------------------------

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2006.

28 RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $70,998,633 at Oct. 31, 2006, that if not offset by capital gains will expire as follows:

                        2009         2010        2011
                    $49,462,900  $16,514,518  $5,021,215

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT 29

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

30 RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

FISCAL PERIOD ENDED OCT. 31,                2006       2005       2004       2003        2002
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period      $ 4.19     $ 3.71     $ 3.25     $ 2.83     $  3.30
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .05        .05        .02        .04         .03
Net gains (losses) (both realized
 and unrealized)                            1.22        .46        .48        .40        (.50)
---------------------------------------------------------------------------------------------
Total from investment operations            1.27        .51        .50        .44        (.47)
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income        (.07)      (.03)      (.04)      (.02)          -
---------------------------------------------------------------------------------------------
Net asset value, end of period            $ 5.39     $ 4.19     $ 3.71     $ 3.25     $  2.83
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $   85     $   78     $   87     $   88     $   100
---------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                        1.52%      1.48%      1.49%      1.54%       1.54%
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                1.00%      1.13%       .50%      1.07%        .68%
---------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)            64%        56%        73%       186%        110%
---------------------------------------------------------------------------------------------
Total return(c)                            30.63%     13.92%     15.29%     15.89%     (14.18%)
---------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) Total return does not reflect payment of a sales charge.

RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT 31

CLASS B

FISCAL PERIOD ENDED OCT. 31,                2006       2005       2004       2003        2002
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period      $ 4.12     $ 3.65     $ 3.20     $ 2.78     $  3.27
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .02        .02       (.01)       .01           -
Net gains (losses) (both realized
 and unrealized)                            1.20        .45        .47        .41        (.49)
---------------------------------------------------------------------------------------------
Total from investment operations            1.22        .47        .46        .42        (.49)
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income        (.03)         -       (.01)         -           -
---------------------------------------------------------------------------------------------
Net asset value, end of period            $ 5.31     $ 4.12     $ 3.65     $ 3.20     $  2.78
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $   29     $   31     $   36     $   39     $    45
---------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                        2.29%      2.25%      2.26%      2.32%       2.31%
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                 .28%       .39%      (.25%)      .31%       (.08%)
---------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)            64%        56%        73%       186%        110%
---------------------------------------------------------------------------------------------
Total return(c)                            29.74%     12.97%     14.39%     15.11%     (14.98%)
---------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) Total return does not reflect payment of a sales charge.

32 RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT

CLASS C

FISCAL PERIOD ENDED OCT. 31,                2006       2005       2004       2003        2002
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period      $ 4.12     $ 3.65     $ 3.20     $ 2.78     $  3.27
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .02        .02       (.01)       .01           -
Net gains (losses) (both realized
 and unrealized)                            1.19        .45        .47        .41        (.49)
---------------------------------------------------------------------------------------------
Total from investment operations            1.21        .47        .46        .42        (.49)
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income        (.03)         -       (.01)         -           -
---------------------------------------------------------------------------------------------
Net asset value, end of period            $ 5.30     $ 4.12     $ 3.65     $ 3.20     $  2.78
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $    1     $    1     $    1     $    2     $     2
---------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                        2.29%      2.25%      2.26%      2.32%       2.32%
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                 .24%       .36%      (.26%)      .31%       (.10%)
---------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)            64%        56%        73%       186%        110%
---------------------------------------------------------------------------------------------
Total return(c)                            29.65%     12.97%     14.30%     15.17%     (14.98%)
---------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) Total return does not reflect payment of a sales charge.

RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT 33

CLASS I

FISCAL PERIOD ENDED OCT. 31,                2006       2005      2004(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period      $ 4.20     $ 3.72     $3.49
---------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .06        .07         -
Net gains (losses) (both realized
 and unrealized)                            1.23        .46       .23
---------------------------------------------------------------------
Total from investment operations            1.29        .53       .23
---------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income        (.09)      (.05)        -
---------------------------------------------------------------------
Net asset value, end of period            $ 5.40     $ 4.20     $3.72
---------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $    -     $    -     $   -
---------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c)                         .99%       .93%      .96%(d)
---------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                1.55%      1.67%      .07%(d)
---------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)            64%        56%       73%
---------------------------------------------------------------------
Total return(e)                            31.34%     14.46%     6.59%(f)
---------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date is July 15, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.
(f) Not annualized.

34 RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT

CLASS Y*

FISCAL PERIOD ENDED OCT. 31,                2006       2005       2004       2003        2002
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period      $ 4.20     $ 3.71     $ 3.26     $ 2.84     $  3.31
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .05        .06        .03        .04         .03
Net gains (losses) (both realized
 and unrealized)                            1.24        .47        .46        .41        (.50)
---------------------------------------------------------------------------------------------
Total from investment operations            1.29        .53        .49        .45        (.47)
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income        (.08)      (.04)      (.04)      (.03)          -
---------------------------------------------------------------------------------------------
Net asset value, end of period            $ 5.41     $ 4.20     $ 3.71     $ 3.26     $  2.84
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $    -     $    -     $    -     $    -     $     -
---------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                        1.31%      1.29%      1.29%      1.36%       1.35%
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                1.05%      1.36%       .33%      1.21%        .76%
---------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)            64%        56%        73%       186%        110%
---------------------------------------------------------------------------------------------
Total return(c)                            31.10%     14.37%     15.20%     16.12%     (14.10%)
---------------------------------------------------------------------------------------------

*   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) Total return does not reflect payment of a sales charge.

RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT 35

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource European Equity Fund (a series of RiverSource International Series, Inc.) as of October 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2006, and the financial highlights for each of the years in the five-year period ended October 31, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource European Equity Fund as of October 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S generally accepted accounting principles.


KPMG LLP
Minneapolis, Minnesota
December 20, 2006

36 RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

FISCAL YEAR ENDED OCT. 31, 2006

CLASS A

INCOME DISTRIBUTIONS - TAXABLE AS DIVIDEND INCOME:
       Qualified Dividend Income for individuals                        100%
       Dividends Received Deduction for corporations                   0.00%

PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005                                                      $0.06692

CLASS B

INCOME DISTRIBUTIONS - TAXABLE AS DIVIDEND INCOME:
       Qualified Dividend Income for individuals                        100%
       Dividends Received Deduction for corporations                   0.00%

PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005                                                      $0.02860

CLASS C

INCOME DISTRIBUTIONS - TAXABLE AS DIVIDEND INCOME:
       Qualified Dividend Income for individuals                        100%
       Dividends Received Deduction for corporations                   0.00%

PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005                                                      $0.03371

CLASS I

INCOME DISTRIBUTIONS - TAXABLE AS DIVIDEND INCOME:
       Qualified Dividend Income for individuals                        100%
       Dividends Received Deduction for corporations                   0.00%

PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005                                                      $0.09272

CLASS Y

INCOME DISTRIBUTIONS - TAXABLE AS DIVIDEND INCOME:
       Qualified Dividend Income for individuals                        100%
       Dividends Received Deduction for corporations                   0.00%

PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005                                                      $0.07684

RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT 37

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

38 RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT

                                BEGINNING          ENDING          EXPENSES
                              ACCOUNT VALUE    ACCOUNT VALUE     PAID DURING       ANNUALIZED
                               MAY 1, 2006     OCT. 31, 2006    THE PERIOD(a)     EXPENSE RATIO
Class A
  Actual(b)                       $1,000         $1,044.60         $ 8.23(c)            1.58%
  Hypothetical
  (5% return before expenses)     $1,000         $1,017.43         $ 8.12(c)            1.58%

Class B
  Actual(b)                       $1,000         $1,039.10         $12.21(c)            2.35%
  Hypothetical
  (5% return before expenses)     $1,000         $1,013.50         $12.06(c)            2.35%

Class C
  Actual(b)                       $1,000         $1,039.20         $12.16(c)            2.34%
  Hypothetical
  (5% return before expenses)     $1,000         $1,013.56         $12.01(c)            2.34%

Class I
  Actual(b)                       $1,000         $1,046.50         $ 5.48(c)            1.05%
  Hypothetical
  (5% return before expenses)     $1,000         $1,020.13         $ 5.40(c)            1.05%

Class Y
  Actual(b)                       $1,000         $1,046.40         $ 6.99(d)            1.34%
  Hypothetical
  (5% return before expenses)     $1,000         $1,018.65         $ 6.89(d)            1.34%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2006: +4.46% for Class A, +3.91% for Class B, +3.92% for Class C, +4.65% for Class I and +4.64% for Class Y.
(c) Effective as of Nov. 1, 2006, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.56% for Class A; 2.33% for Class B; 2.33% for Class C; and 1.21% for Class I. Any amounts waived will not be reimbursed by the Fund. If these changes had been in place for the six-month period ended Oct. 31, 2006, the actual expenses paid would have been $8.02 for Class A, $12.00 for Class B, $12.00 for Class C and
    $5.48 for Class I; the hypothetical expenses paid would have been $7.92 for Class A, $11.85 for Class B, $11.85 for Class C and $5.40 for Class I.
(d) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.39% for Class R4. These changes are effective Dec. 11, 2006. Any amounts waived will not be reimbursed by the Fund. If these changes had been in place for the six-month period ended
    Oct. 31, 2006, the actual expenses paid for Class Y would have been $7.04 and the hypothetical expenses paid for Class Y would have been $6.94.

RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT 39

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 100 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                            POSITION HELD
ADDRESS,                         WITH FUND AND           PRINCIPAL OCCUPATION                 OTHER
AGE                              LENGTH OF SERVICE       DURING PAST FIVE YEARS               DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz                   Board member            Chief Justice, Minnesota Supreme
901 S. Marquette Ave.            since 2006              Court, 1998-2005
Minneapolis, MN 55402
Age 52

Arne H. Carlson                  Board member and        Chair, Board Services Corporation
901 S. Marquette Ave.            Chair of the Board      (provides administrative services
Minneapolis, MN 55402            since 1999              to boards); former Governor
Age 72                                                   of Minnesota

Patricia M. Flynn                Board member            Trustee Professor of Economics and
901 S. Marquette Ave.            since 2004              Management, Bentley College;
Minneapolis, MN 55402                                    former Dean, McCallum Graduate
Age 56                                                   School of Business, Bentley College

Anne P. Jones                    Board member            Attorney and Consultant
901 S. Marquette Ave.            since 1985
Minneapolis, MN 55402
Age 71

Jeffrey Laikind                  Board member            Former Managing Director,            American Progressive
901 S. Marquette Ave.            since 2005              Shikiar Asset Management             Insurance
Minneapolis, MN 55402
Age 71

Stephen R. Lewis, Jr.*           Board member            President Emeritus and               Valmont Industries, Inc.
901 S. Marquette Ave.            since 2002              Professor of Economics,              (manufactures irrigation
Minneapolis, MN 55402                                    Carleton College                     systems)
Age 67

*   As of Jan. 1, 2007 Stephen Lewis will replace Arne Carlson as Chair of the
    Board.

40 RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT

NAME,                            POSITION HELD
ADDRESS,                         WITH FUND AND           PRINCIPAL OCCUPATION                 OTHER
AGE                              LENGTH OF SERVICE       DURING PAST FIVE YEARS               DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia           Board member            Director, Enterprise Asset           Strategic Distribution,
901 S. Marquette Ave.            since 2004              Management, Inc. (private real       Inc. (transportation,
Minneapolis, MN 55402                                    estate and asset management          distribution and logistics
Age 54                                                   company)                             consultants)

Vikki L. Pryor                   Board member            President and Chief Executive
901 S. Marquette Ave.            since 2006              Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                                    Insurance Company, Inc. since 1999
Age 53

Alison Taunton-Rigby             Board member            Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.            since 2002              Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                                    former President, Forester Biotech   American Healthways,
Age 62                                                                                        Inc. (health management
                                                                                              programs)

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                            POSITION HELD
ADDRESS,                         WITH FUND AND           PRINCIPAL OCCUPATION                 OTHER
AGE                              LENGTH OF SERVICE       DURING PAST FIVE YEARS               DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
William F. Truscott              Board member            President, Ameriprise Certificate
53600 Ameriprise                 since 2001,             Company since 2006; President -
Financial Center                 Vice President          U.S. Asset Management and Chief
Minneapolis, MN 55474            since 2002              Investment Officer, Ameriprise
Age 46                                                   Financial, Inc. and President,
                                                         Chairman of the Board and Chief
                                                         Investment Officer, RiverSource
                                                         Investments, LLC since 2005;
                                                         Senior Vice President - Chief
                                                         Investment Officer, Ameriprise
                                                         Financial, Inc. and Chairman of
                                                         the Board and Chief Investment
                                                         Officer, RiverSource Investments,
                                                         LLC, 2001-2005

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT 41

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                            POSITION HELD
ADDRESS,                         WITH FUND AND           PRINCIPAL OCCUPATION
AGE                              LENGTH OF SERVICE       DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                   Money Laundering        Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise                  Prevention Officer      Ameriprise Financial, Inc. since 2004; Manager Anti-Money
Financial Center                 since 2004              Laundering, Ameriprise Financial, Inc., 2003-2004; Compliance
Minneapolis, MN 55474                                    Director and Bank Secrecy Act Officer, American Express
Age 42                                                   Centurion Bank, 2000-2003

Patrick T. Bannigan              President               Senior Vice President - Asset Management, RiverSource
172 Ameriprise                   since 2006              Investments, LLC since 2006; Managing Director and Global
Financial Center                                         Head of Product, Morgan Stanley Investment Management,
Minneapolis, MN 55474                                    2004-2006; President, Touchstone Investments, 2002-2004;
Age 41                                                   Director of Strategic Planning, Evergreen Investments, 1995-2002

Jeffrey P. Fox                   Treasurer               Vice President - Investment Accounting, Ameriprise Financial,
105 Ameriprise                   since 2002              Inc., since 2002; Vice President - Finance, American Express
Financial Center                                         Company, 2000-2002
Minneapolis, MN 55474
Age 51

Amy K. Johnson                   Vice President          Vice President - Asset Management and Trust Company Services,
5228 Ameriprise                  since 2006              RiverSource Investments, LLC, since 2006; Vice President -
Financial Center                                         Operations and Compliance, RiverSource Investments, LLC,
Minneapolis, MN 55474                                    2004-2006; Director of Product Development - Mutual Funds,
Age 41                                                   American Express Financial Corporation, 2001-2004

Michelle M. Keeley               Vice President          Executive Vice President - Equity and Fixed Income,
172 Ameriprise                   since 2004              Ameriprise Financial, Inc. and RiverSource Investments, LLC since
Financial Center                                         2006; Vice President - Investments, Ameriprise Certificate
Minneapolis, MN 55474                                    Company since 2003; Senior Vice President - Fixed Income,
Age 42                                                   Ameriprise Financial, Inc., 2002-2006 and RiverSource
                                                         Investments, LLC, 2004-2006; Managing Director, Zurich Global
                                                         Assets, 2001-2002

Jennifer D. Lammers              Chief Compliance        U.S. Asset Management Chief Compliance Officer, RiverSource
172 Ameriprise                   Officer since 2006      Investments, LLC since 2006; Director - Mutual Funds,
Financial Center                                         Voyageur Asset Management, 2003-2006; Director of Finance,
Minneapolis, MN 55474                                    Voyageur Asset Management, 2000-2003
Age 46

Scott R. Plummer                 Vice President,         Vice President and Chief Counsel - Asset Management,
5228 Ameriprise                  General Counsel         Ameriprise Financial, Inc. since 2005; Vice President,
Financial Center                 and Secretary           General Counsel and Secretary, Ameriprise Certificate Company
Minneapolis, MN 55474            since 2006              since 2005; Vice President - Asset Management Compliance,
Age 47                                                   Ameriprise Financial, Inc., 2004-2005; Senior Vice President and
                                                         Chief Compliance Officer, U.S. Bancorp Asset Management,
                                                         2002-2004; Second Vice President and Assistant General
                                                         Counsel, Hartford Life, 2001-2002

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

42 RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

RIVERSOURCE EUROPEAN EQUITY FUND - 2006 ANNUAL REPORT 43

RIVERSOURCE(SM) EUROPEAN EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds


RIVERSOURCE [LOGO] (SM) INVESTMENTS

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource(SM) mutual funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members NASD, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.


                                                              S-6006 K (12/06)

ANNUAL REPORT

                                                          RIVERSOURCE [LOGO](SM)
                                                                INVESTMENTS

RIVERSOURCE (SM)
INTERNATIONAL OPPORTUNITY FUND

ANNUAL REPORT FOR THE PERIOD ENDED OCT. 31, 2006

o RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot                                              3
Performance Summary                                        5
Questions & Answers with Portfolio Management              7
The Fund's Long-term Performance                          12
Investments in Securities                                 14
Financial Statements                                      21
Notes to Financial Statements                             24
Report of Independent Registered Public Accounting Firm   39
Federal Income Tax Information                            40
Fund Expenses Example                                     41
Board Members and Officers                                43
Proxy Voting                                              46

[LOGO]
    DALBAR RATED
       2006
 FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

2 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2006

FUND OVERVIEW

RiverSource International Opportunity Fund invests primarily in equity securities of non-U.S. companies. The Fund may invest in developed and in emerging markets, which offers equity investors a way to diversify an all U.S. portfolio. The Fund focuses on large-cap companies but has the flexibility to invest in companies of any size. The portfolio management team employs a "dynamic style" that lets them determine the most effective focus during particular economic and market conditions, moving the balance between "value" and "growth" as the business cycle changes.

COUNTRY BREAKDOWN

PERCENTAGE OF PORTFOLIO ASSETS

Japan            23.5%
United Kingdom   20.9%
France           10.4%                  [PIE CHART]
Switzerland       9.2%
Germany           5.5%
Italy             3.8%
Other(1)         26.7%

(1) Includes Australia 2.7%, Hong Kong 2.4%, Spain 2.2%, Netherlands 2.1%, South Africa 1.9%, Sweden 1.9%, South Korea 1.4%, Singapore 1.3%, Ireland 1.2%, Canada 1.1%, Belgium 1.0%, China 0.9%, Brazil 0.8%, Austria 0.7%, Greece 0.7%, Mexico 0.6%, Finland 0.5%, Russia 0.5%, Chile 0.4%, Taiwan 0.4%, Indonesia 0.3%, Hungary 0.2% and Cash & Cash Equivalents(2) 1.5%.

(2) Of the 1.5%, 0.4% is due to security lending activity and 1.1% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS
UBS (Switzerland)                         2.4%
Tesco (United Kingdom)                    1.9%
BP (United Kingdom)                       1.9%
HSBC Holdings (United Kingdom)            1.7%
Standard Chartered (United Kingdom)       1.6%
BG Group (United Kingdom)                 1.6%
Allianz (Germany)                         1.6%
Banco Bilbao Vizcaya Argentaria (Spain)   1.6%
Anglo American (South Africa)             1.5%
Toyota Motor (Japan)                      1.5%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT 3

STYLE MATRIX

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE   BLEND   GROWTH

          X           LARGE
                      MEDIUM   SIZE
                      SMALL

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

                YEARS IN INDUSTRY
Alex Lyle              26
Dominic Rossi          20

FUND FACTS

                     TICKER SYMBOL   INCEPTION DATE
Class A                  INIFX             11/15/84
Class B                  IWWGX              3/20/95
Class C                     --              6/26/00
Class I                  ATNIX               3/4/04
Class Y                  IDIYX              3/20/95
Total net assets                     $650.5 million
Number of holdings                              153

4 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT

PERFORMANCE SUMMARY

                                     [CHART]
                             PERFORMANCE COMPARISON
                        FOR THE YEAR ENDED OCT. 31, 2006

RIVERSOURCE INTERNATIONAL    MORGAN STANLEY CAPITAL     LIPPER INTERNATIONAL
OPPORTUNITY FUND CLASS A      INTERNATIONAL (MSCI)      LARGE-CAP CORE FUNDS
(EXCLUDING SALES CHARGE)    EAFE(R) INDEX (UNMANAGED)           INDEX
-------------------------   -------------------------   --------------------
       +28.04%                        +25.98%                   +26.44%

(see "The Fund's Long-term Performance" for Index descriptions)

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CONTACTING YOUR FINANCIAL INSTITUTION OR VISITING riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT 5

AVERAGE ANNUAL TOTAL RETURNS

AT OCT. 31, 2006

                                                                         SINCE
WITHOUT SALES CHARGE           1 YEAR   3 YEARS   5 YEARS   10 YEARS   INCEPTION
Class A (INCEPTION 11/15/84)   +25.98%   +18.28%   +10.71%   +4.03%      +8.89%
Class B (INCEPTION 3/20/95)    +25.07%   +17.40%    +9.84%   +3.23%      +4.49%
Class C (INCEPTION 6/26/00)    +24.93%   +17.40%    +9.83%     N/A       -1.53%
Class I (INCEPTION 3/4/04)     +26.50%      N/A       N/A      N/A      +16.47%
Class Y (INCEPTION 3/20/95)    +26.23%   +18.51%   +10.90%   +4.20%      +5.48%
WITH SALES CHARGE
Class A (INCEPTION 11/15/84)   +18.74%   +15.97%    +9.40%   +3.42%      +8.60%
Class B (INCEPTION 3/20/95)    +20.07%   +16.43%    +9.56%   +3.23%      +4.49%
Class C (INCEPTION 6/26/00)    +23.93%   +17.40%    +9.83%     N/A       -1.53%

AT SEPT. 30, 2006

                                                                         SINCE
WITHOUT SALES CHARGE           1 YEAR   3 YEARS   5 YEARS   10 YEARS   INCEPTION
Class A (INCEPTION 11/15/84)   +18.35%   +19.28%  +10.18%    +3.46%      +8.76%
Class B (INCEPTION 3/20/95)    +17.41%   +18.32%   +9.32%    +2.65%      +4.22%
Class C (INCEPTION 6/26/00)    +17.38%   +18.31%   +9.30%      N/A       -2.08%
Class I (INCEPTION 3/4/04)     +18.94%      N/A      N/A       N/A      +15.44%
Class Y (INCEPTION 3/20/95)    +18.56%   +19.42%  +10.39%    +3.62%      +5.21%
WITH SALES CHARGE
Class A (INCEPTION 11/15/84)   +11.54%   +16.95%   +8.88%    +2.84%      +8.46%
Class B (INCEPTION 3/20/95)    +12.41%   +17.36%   +9.04%    +2.65%      +4.22%
Class C (INCEPTION 6/26/00)    +16.38%   +18.31%   +9.30%      N/A       -2.08%

CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.75%. CLASS B SHARE PERFORMANCE REFLECTS A CONTINGENT DEFERRED SALES CHARGE (CDSC) APPLIED AS FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEARS 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER. CLASS C SHARES MAY BE SUBJECT TO A 1% CDSC IF SHARES ARE SOLD WITHIN ONE YEAR AFTER PURCHASE. SALES CHARGES DO NOT APPLY TO CLASS I AND CLASS Y SHARES. THESE SHARES CLASSES ARE AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.

6 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND PORTFOLIO MANAGERS ALEX LYLE AND DOMINIC ROSSI OF THREADNEEDLE INTERNATIONAL LIMITED (THREADNEEDLE) DISCUSS THE FUND'S RESULTS AND POSITIONING FOR THE 12 MONTHS ENDED OCT. 31, 2006. THREADNEEDLE, AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF AMERIPRISE FINANCIAL, INC., ACTS AS THE SUBADVISER TO THE FUND.

Q: How did the RiverSource International Opportunity Fund perform for the period?

A: RiverSource International Opportunity Fund gained 25.98% (Class A shares excluding sales charge) for the 12 months ended Oct. 31, 2006. The Fund underperformed its benchmark index, the Morgan Stanley Capital International (MSCI) EAFE(R) Index (MSCI Index), which returned 28.04% for the period. The Fund also underperformed the Lipper International Large-Cap Core Funds Index, representing the Fund's peer group, which gained 26.44% for the same timeframe.

Q: What factors most significantly affected the Fund's performance?

A: Energy and commodities were major investment themes over the course of the year and contributed significantly to performance.

   Prices of oil and other commodities remained high due largely to strong global economies, solid global demand and limited supply. China, in particular, stands out as having both an extremely strong economy and a vast appetite for commodities, which are needed for their massive, long-term development. Oil and gas companies BG Group and PetroChina, which are domiciled in the U.K. and China, respectively, delivered strong performance over the period. The metals and mining sector also demonstrated very positive results with Swiss company Xstrata and South African companies Anglo American and Impala Platinum Holdings standing out over the period. The strong performance of the utilities sector was not reflected in the Fund's performance. The Fund maintained a position in the utilities sector that was less than that of the MSCI Index and did not fully participate in the sector's strong performance.

   ENERGY AND COMMODITIES WERE MAJOR INVESTMENT THEMES OVER THE COURSE OF THE YEAR AND CONTRIBUTED SIGNIFICANTLY TO PERFORMANCE.

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT 7

QUESTIONS & ANSWERS

   Several other individual stocks were especially strong performers over the period. They include: Vallourec, a French engineering company that manufactures pipes, that benefited from the demand from the oil companies; MAN, a German trucking company that has been a very strong performer, that benefited from economic recovery and general demand for transport; UBS, a Swiss bank, that benefited from general growth in the wealth management segment of banking and buoyancy in equity markets around the globe.

   On the downside, several sectors and companies lagged over the period and detracted from performance. The telecommunication services and information technology sectors lagged over the period, but the Fund was not significantly invested in these sectors. We largely avoided the telecom sector because prices have continually eroded. Excess capacity hurt pricing and profits over much of the period in this very competitive area. With that said, however, our significant underweight in the telecommunication sector cost us some performance at the very end of the period, since the sector rallied in October after a long period in the doldrums.

   Information technology was another poor performing sector for the period. As the markets became more volatile and turbulent over the latter part of the reporting period, there was, however, strength in the consumer staples area. In general, we have maintained a limited exposure to this sector with stocks including U.K. retailers Tesco and Wm Morrison Supermarkets. In the current environment, we don't see significant value in the sector and have found other areas in which to invest.

8 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

Q: What changes did you make to the Fund during the period?

A: The global demand for commodities, such as oil and iron ore, is why the Fund has maintained a strong focus on commodity-related industries and services. We increased the Fund's positions in mining stocks, including South African companies Impala Platinum Holdings and Anglo American. We bought the Fund's position in Impala Platinum Holdings because the worldwide demand for platinum, which is used in a broad range of industries including automobile manufacturing, remains strong. Anglo American is a diverse mining company, which is currently reorganizing by selling off its paper production business, a move that we feel will benefit the company's stock price. We believe these companies show strong growth potential and will continue to benefit the Fund.

   We have also increased the Fund's holdings in the industrials sector. We expect this sector to benefit from a pickup in capital spending by companies that need to replace or improve their existing equipment. Also, we believe that infrastructure expenditure is likely to rise as well, driven, in part, by the huge-scale development projects in places such as China. Over the period, we added some industrial companies, such as French company ALSTOM, which makes electrical equipment and ASSA ABLOY, a Swedish manufacturer of security equipment that also has a new chief executive.

   We have added to the insurance sector, including two new holdings operating in specialty areas. Admiral Group is a fast growing UK motor insurance company, and Hiscox, another UK company, insures high-value residential properties.

   We bought a holding in Air France due to the potential for synergies in its merger with KLM Royal Dutch Airlines and the expected pick up in business travel. We have subsequently sold the stock following a period of strong performance.

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT 9

QUESTIONS & ANSWERS

   We sold or trimmed some other holdings as well. We significantly cut back the Fund's automotive exposure. We sold Continental, Porsche and DaimlerChrysler. We feel that the high price of oil and increased prices for materials, such as rubber and steel, will further shrink the profit margins for auto manufacturers. We also sold the Fund's position in tobacco company Swedish Match, due to increased competition in the domestic market, Asahi Breweries because we chose to invest in other Japanese companies that directly benefited from the growing strength of their economy and Pernod Ricard, a French beverage company that recently merged with another company. The benefits of this merger were taking longer than previously anticipated, so we sold the Fund's position.

Q: How are you positioning the Fund going forward?

A: Supply and demand drive the global markets. With commodities such as oil and iron ore in such strong demand, we currently expect to continue the Fund's large positions in the energy and mining industries. The Fund continues to focus on health care because of its long-term positive outlook based on demographic change, the aging population and increasing affluence. Companies such as Essilor Intl, the French manufacturer of corrective lenses, have found a profitable niche by successfully marrying function with fashion for aging consumers.

   Geographically, we see outstanding opportunities in emerging markets, with oil companies such as Gazprom in Russia and PetroChina, as well as mining companies, such as Impala Platinum Holdings in South Africa. We believe that supply shortages for commodities and continuing strong demand from global economies -- particularly the U.S. and China -- will continue to support high prices globally.

10 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

   We also remain geographically overweight relative to the MSCI Index in Japan because we are optimistic about the economic growth outlook there. Although low inflation remains a concern, we are looking for companies' returns there to continue to improve. We currently expect to maintain the Fund's exposure to companies in Japan benefiting from the domestic economic recovery and this includes companies such as banks, brokers and construction companies.

   WE BELIEVE THAT SUPPLY SHORTAGES FOR COMMODITIES AND CONTINUING STRONG DEMAND FROM GLOBAL ECONOMIES -- PARTICULARLY THE U.S. AND CHINA -- WILL CONTINUE TO SUPPORT HIGH PRICES GLOBALLY.

   The economic outlook in international markets remains reasonably healthy, and we are optimistic about the outlook for equities. We believe that international equity markets are attractively valued, and we remain constructive on the prospects facing the markets. Many companies have high levels of cash, which bodes well for capital expenditures and also supports an environment where mergers and acquisitions could continue.

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT 11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource International Opportunity Fund Class A shares (from 11/1/96 to 10/31/06) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) EAFE Index and the Lipper International Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE TABLE BELOW AND THE CHART ON THE FACING PAGE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CONTACTING YOUR FINANCIAL INSTITUTION OR VISITING RIVERSOURCE.COM/FUNDS. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

COMPARATIVE RESULTS
RESULTS AT OCT. 31, 2006

                                                                                         SINCE
                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS   INCEPTION(3)
RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000          $11,874   $15,597   $15,671    $13,992     $ 61,205
   Average annual total return                +18.74%   +15.97%    +9.40%     +3.42%       +8.60%
MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) EAFE INDEX(1)
   Cumulative value of $10,000               $12,804   $18,109   $20,114    $20,990     $128,366
   Average annual total return                +28.04%   +21.89%   +15.00%     +7.70%      +12.35%
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS
INDEX(2)
   Cumulative value of $10,000               $12,644   $17,116   $18,761    $23,405          N/A
   Average annual total return                +26.44%   +19.62%   +13.41%     +8.86%         N/A

RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 6.

12 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT

                  VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                   RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

RIVERSOURCE INTERNATIONAL
    OPPORTUNITY FUND           MORGAN STANLEY       LIPPER INTERNATIONAL
    CLASS A (INCLUDES       CAPITAL INTERNATIONAL   LARGE-CAP CORE FUNDS
     SALES CHARGE)          (MSCI) EAFE INDEX(1)          INDEX(2)
           9425                    10000                   10000
           9981                    10492                   11493
          10534                    11536                   12371
          13464                    14232                   15375
          13088                    13853                   16346
           8414                    10434                   12477
           7106                     9085                   11138
           8455                    11590                   13676
           9501                    13823                   15735
          11107                    16393                   18511
          13992                    20990                   23405

(1) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper International Large-Cap Core Funds Index includes the 10 largest international large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(3) Fund data is from Nov. 15, 1984. MSCI EAFE Index data is from Dec. 1, 1984. The Fund began operating before the inception of the Lipper peer group.

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT 13

INVESTMENTS IN SECURITIES
OCT. 31, 2006
(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (98.1%)(c)

ISSUER                                                  SHARES        VALUE(a)
AUSTRALIA (2.6%)
CAPITAL MARKETS (0.5%)
Macquarie Bank                                          59,534     $ 3,436,545
------------------------------------------------------------------------------

INSURANCE (0.5%)
QBE Insurance Group                                    180,864       3,459,062
------------------------------------------------------------------------------

METALS & MINING (1.6%)
BHP Billiton                                           222,436       4,698,494
Newcrest Mining                                        103,904       1,918,801
Rio Tinto                                               61,234       3,717,218
                                                                   -----------
Total                                                               10,334,513
------------------------------------------------------------------------------

AUSTRIA (0.7%)
COMMERCIAL BANKS
Erste Bank der
   Oesterreichischen
   Sparkassen                                           63,309       4,311,088
------------------------------------------------------------------------------

BELGIUM (1.0%)
BEVERAGES (0.6%)
InBev                                                   76,083       4,286,541
------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.4%)
Colruyt                                                 13,290       2,340,945
------------------------------------------------------------------------------

BRAZIL (0.8%)
AIRLINES (0.3%)
GOL Linhas Aereas
   Inteligentes ADR                                     68,192       2,124,181
------------------------------------------------------------------------------

METALS & MINING (0.5%)
Companhia Vale do Rio
   Doce ADR                                            120,260       3,059,414
------------------------------------------------------------------------------

CANADA (1.1%)
OIL, GAS & CONSUMABLE FUELS (0.6%)
Canadian Natural
   Resources                                            34,000       1,770,739
Petro-Canada                                            50,000       2,133,119
                                                                   -----------
Total                                                                3,903,858
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                  SHARES        VALUE(a)

CANADA (CONT.)
ROAD & RAIL (0.5%)
Canadian Pacific Railway                                52,000     $ 2,937,539
------------------------------------------------------------------------------

CHILE (0.4%)
COMMERCIAL BANKS
Banco Santander
   Chile ADR                                            48,681       2,347,885
------------------------------------------------------------------------------

CHINA (0.9%)
COMMERCIAL BANKS (0.5%)
China Merchants Bank
   Series H                                          1,942,500(b)    3,032,385
------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.4%)
PetroChina Series H                                  2,424,000       2,671,272
------------------------------------------------------------------------------

FINLAND (0.5%)
OIL, GAS & CONSUMABLE FUELS
Neste Oil                                              103,138       3,246,376
------------------------------------------------------------------------------

FRANCE (10.3%)
AIRLINES (0.4%)
Air France-KLM                                          67,146       2,392,032
------------------------------------------------------------------------------

COMMERCIAL BANKS (1.7%)
BNP Paribas                                             51,429       5,655,231
Societe Generale                                        32,584       5,415,050
                                                                   -----------
Total                                                               11,070,281
------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.6%)
VINCI                                                   34,579       3,895,060
------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.4%)
Imerys                                                  29,009       2,506,735
------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.9%)
ALSTOM                                                  24,971(b)    2,304,418
Schneider Electric                                      35,087       3,645,505
                                                                   -----------
Total                                                                5,949,923
------------------------------------------------------------------------------

See accompanying notes to investments in securities.

14 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT

ISSUER                                               SHARES          VALUE(a)
FRANCE (CONT.)
FOOD & STAPLES RETAILING (0.4%)
Carrefour                                             47,091       $ 2,869,508
------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
Essilor Intl                                          50,715         5,321,025
------------------------------------------------------------------------------

INSURANCE (2.2%)
Assurances Generales
   de France                                          36,497         5,124,328
AXA                                                  228,711         8,714,018
                                                                   -----------
Total                                                               13,838,346
------------------------------------------------------------------------------

MACHINERY (0.3%)
Vallourec                                              8,645         2,151,724
------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.6%)
Neopost                                               29,313         3,584,370
------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.4%)
Total                                                138,687         9,390,922
------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.6%)
LVMH Moet Hennessy
   Louis Vuitton                                      40,454         4,216,039
------------------------------------------------------------------------------

GERMANY (5.5%)
AEROSPACE & DEFENSE (0.3%)
MTU Aero Engines Holding                              51,788         2,125,187
------------------------------------------------------------------------------

COMMERCIAL BANKS (0.5%)
Deutsche Postbank                                     45,727         3,401,569
------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.6%)
Wincor Nixdorf                                        26,586         3,697,152
------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.2%)
E.ON                                                  13,331         1,599,476
------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.6%)
Fresenius Medical
   Care & Co                                          30,743         4,102,190
------------------------------------------------------------------------------

INSURANCE (1.7%)
Allianz                                               55,300        10,264,465
------------------------------------------------------------------------------

MACHINERY (0.7%)
MAN                                                   48,753         4,334,206
------------------------------------------------------------------------------

SOFTWARE (0.2%)
SAP                                                    8,131         1,617,787
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                               SHARES          VALUE(a)

GERMANY (CONT.)

THRIFTS & MORTGAGE FINANCE (0.7%)
Hypo Real Estate Holding                              69,630       $ 4,377,132
------------------------------------------------------------------------------

GREECE (0.7%)
COMMERCIAL BANKS
EFG Eurobank Ergasias                                136,561         4,542,429
------------------------------------------------------------------------------

HONG KONG (2.4%)
DISTRIBUTORS (0.5%)
Li & Fung                                          1,227,600         3,212,373
------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.2%)
Cheung Kong Holdings                                 190,000         2,066,944
China Overseas Land & Investment                   4,634,000         4,224,807
Sun Hung Kai Properties                              175,000         1,913,890
                                                                   -----------
Total                                                                8,205,641
------------------------------------------------------------------------------

SPECIALTY RETAIL (0.7%)
Esprit Holdings                                      441,500         4,274,943
------------------------------------------------------------------------------

HUNGARY (0.2%)
PHARMACEUTICALS
Richter Gedeon ADR                                     5,760(d, g)   1,207,777
------------------------------------------------------------------------------

INDONESIA (0.3%)
DIVERSIFIED TELECOMMUNICATION SERVICES
Telekomunikasi
   Indonesia                                       2,205,000         2,032,927
------------------------------------------------------------------------------

IRELAND (1.2%)
COMMERCIAL BANKS (0.6%)
Bank of Ireland                                      210,840         4,249,347
------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.6%)
CRH                                                  101,405         3,584,011
------------------------------------------------------------------------------

ITALY (3.8%)
COMMERCIAL BANKS (1.0%)
UniCredito Italiano                                  754,919         6,258,447
------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.0%)
Saipem                                               273,276         6,446,003
------------------------------------------------------------------------------

FOOD PRODUCTS (0.6%)
Parmalat                                           1,071,849(b)      3,823,864
------------------------------------------------------------------------------

See accompanying notes to investments in securities.

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT 15

ISSUER                                                 SHARES        VALUE(a)
ITALY (CONT.)
OIL, GAS & CONSUMABLE FUELS (1.2%)
Eni                                                    264,390     $ 7,974,359
------------------------------------------------------------------------------

JAPAN (23.4%)
AUTO COMPONENTS (0.3%)
Keihin                                                  94,400       2,256,075
------------------------------------------------------------------------------

AUTOMOBILES (2.2%)
Honda Motor                                            133,200       4,715,246
Toyota Motor                                           161,500       9,569,859
                                                                   -----------
Total                                                               14,285,105
------------------------------------------------------------------------------

BUILDING PRODUCTS (0.7%)
Asahi Glass                                            386,000       4,445,849
------------------------------------------------------------------------------

CAPITAL MARKETS (1.3%)
Nikko Cordial                                          328,500       3,935,259
Nomura Holdings                                        156,000       2,754,510
Tokai Tokyo Securities                                 347,000       1,712,005
                                                                   -----------
Total                                                                8,401,774
------------------------------------------------------------------------------

CHEMICALS (1.8%)
Showa Denko                                          1,109,000       4,836,170
Sumitomo Chemical                                      635,000       4,528,345
UBE Inds                                               870,000       2,566,481
                                                                   -----------
Total                                                               11,930,996
------------------------------------------------------------------------------

COMMERCIAL BANKS (3.5%)
Bank of Yokohama                                       322,000       2,488,995
Mitsubishi UFJ
   Financial Group                                         737       9,263,703
Mitsui Trust Holdings                                  307,000       3,614,699
Mizuho Financial Group                                     857       6,675,733
                                                                   -----------
Total                                                               22,043,130
------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.3%)
Okumura                                                405,000       2,046,644
------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.1%)
Japan Cash Machine                                      68,100(e)      824,537
------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.1%)
Arisawa Mfg                                            160,800       1,942,799
Murata Mfg                                              31,900       2,231,227
Yokogawa Electric                                      216,000       2,964,344
                                                                   -----------
Total                                                                7,138,370
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                               SHARES          VALUE(a)

JAPAN (CONT.)

HOUSEHOLD DURABLES (1.9%)
Daito Trust Construction                                60,200     $ 3,176,007
Misawa Homes Holdings                                   57,000(b)    1,720,479
Sekisui Chemical                                       467,000       4,128,926
Sharp                                                  203,000       3,619,111
                                                                   -----------
Total                                                               12,644,523
------------------------------------------------------------------------------

INSURANCE (0.4%)
T&D Holdings                                            33,650       2,460,090
------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (0.3%)
eAccess                                                  3,329(e)    1,921,398
------------------------------------------------------------------------------

MACHINERY (1.2%)
AMADA                                                  343,000       3,405,071
SMC                                                     33,900       4,632,082
                                                                   -----------
Total                                                                8,037,153
------------------------------------------------------------------------------

METALS & MINING (0.9%)
Mitsui Mining & Smelting                               894,000       4,326,670
Pacific Metals                                         183,000       1,572,595
                                                                   -----------
Total                                                                5,899,265
------------------------------------------------------------------------------

MULTILINE RETAIL (0.3%)
Mitsukoshi                                             358,000       1,836,682
------------------------------------------------------------------------------

OFFICE ELECTRONICS (1.7%)
Canon                                                  137,500       7,371,740
Ricoh                                                  189,000       3,733,134
                                                                   -----------
Total                                                               11,104,874
------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.9%)
Nippon Mining Holdings                                 614,500       4,592,330
Nippon Oil                                             211,000       1,569,645
                                                                   -----------
Total                                                                6,161,975
------------------------------------------------------------------------------

PHARMACEUTICALS (1.5%)
Shionogi & Co                                          172,000       3,448,824
Takeda Pharmaceutical                                   95,000       6,100,471
                                                                   -----------
Total                                                                9,549,295
------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.4%)
Mitsui Fudosan                                         118,000       2,905,857
Sumitomo Real Estate Sales                              27,440       2,552,776
TOC                                                    635,450       3,466,585
                                                                   -----------
Total                                                                8,925,218
------------------------------------------------------------------------------

See accompanying notes to investments in securities.

16 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT

ISSUER                                                 SHARES        VALUE(a)
JAPAN (CONT.)
SOFTWARE (0.6%)
Nintendo                                                19,300     $ 3,947,465
------------------------------------------------------------------------------

SPECIALTY RETAIL (0.4%)
Komeri                                                  72,200       2,487,952
------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.3%)
ONWARD Kashiyama                                       162,000       2,221,873
------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.3%)
Mitsubishi Logistics                                   121,000       1,980,282
------------------------------------------------------------------------------

MEXICO (0.6%)
MEDIA
Grupo Televisa ADR                                     169,964       4,194,712
------------------------------------------------------------------------------

NETHERLANDS (2.1%)
DIVERSIFIED FINANCIAL SERVICES (1.3%)
ING Groep                                              187,038       8,286,507
------------------------------------------------------------------------------

FOOD PRODUCTS (0.5%)
Royal Numico                                            68,570       3,065,924
------------------------------------------------------------------------------

MEDIA (0.3%)
Reed Elsevier                                          129,978       2,234,727
------------------------------------------------------------------------------

RUSSIA (0.5%)
OIL, GAS & CONSUMABLE FUELS
Gazprom ADR                                             73,793       3,125,871
------------------------------------------------------------------------------
SINGAPORE (1.3%)
COMMERCIAL BANKS (0.4%)
DBS Group Holdings                                     217,000       2,844,256
------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.5%)
Keppel                                                 308,000       3,126,703
------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.4%)
City Developments                                      337,400       2,384,606
------------------------------------------------------------------------------

SOUTH AFRICA (1.9%)
MEDIA (--%)
Naspers Series N                                         3,574          64,708
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                               SHARES          VALUE(a)

SOUTH AFRICA (CONT.)

METALS & MINING (1.9%)
Anglo American                                         220,304     $ 9,934,242
Impala Platinum Holdings                                12,169       2,140,422
                                                                   -----------
Total                                                               12,074,664
------------------------------------------------------------------------------

SOUTH KOREA (1.4%)
COMMERCIAL BANKS (1.0%)

Kookmin Bank                                            37,880       3,012,542
Shinhan Financial Group                                 82,990       3,828,749
                                                                   -----------
Total                                                                6,841,291
------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.4%)
Samsung Electronics                                      3,692       2,395,213
------------------------------------------------------------------------------

SPAIN (2.2%)
COMMERCIAL BANKS (1.5%)
Banco Bilbao Vizcaya
   Argentaria                                          418,469      10,105,818
------------------------------------------------------------------------------

SPECIALTY RETAIL (0.7%)
Inditex                                                 90,722       4,337,779
------------------------------------------------------------------------------

SWEDEN (1.9%)
BUILDING PRODUCTS (0.7%)
ASSA ABLOY Cl B                                        231,800       4,462,384

------------------------------------------------------------------------------
COMMERCIAL BANKS (0.5%)
Skandinaviska Enskilda
   Banken                                              121,600       3,401,917
------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.7%)
Telefonaktiebolaget LM
   Ericsson Series B                                 1,251,000       4,747,299
------------------------------------------------------------------------------

SWITZERLAND (9.2%)
CAPITAL MARKETS (3.5%)
Credit Suisse Group                                    112,850       6,803,658
UBS                                                    263,732      15,751,838
                                                                   -----------
Total                                                               22,555,496
------------------------------------------------------------------------------

CHEMICALS (0.7%)
Syngenta                                                27,598(b)    4,456,944

------------------------------------------------------------------------------
FOOD PRODUCTS (1.1%)
Nestle                                                  21,469       7,334,666
------------------------------------------------------------------------------

See accompanying notes to investments in securities.

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT 17

ISSUER                                                   SHARES        VALUE(a)
SWITZERLAND (CONT.)
HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Nobel Biocare Holding                                     12,601    $  3,449,068
--------------------------------------------------------------------------------

METALS & MINING (0.6%)
Xstrata                                                   85,256       3,642,821
--------------------------------------------------------------------------------

PHARMACEUTICALS (2.8%)

Novartis                                                 141,687       8,599,171
Roche Holding                                             54,475       9,533,125
                                                                    ------------
Total                                                                 18,132,296
--------------------------------------------------------------------------------

TAIWAN (0.4%)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Taiwan
   Semiconductor Mfg                                   1,411,650       2,589,016
--------------------------------------------------------------------------------

UNITED KINGDOM (20.8%)
AEROSPACE & DEFENSE (1.6%)
BAE Systems                                              501,884       4,016,060
Rolls-Royce Group                                        713,993(b)    6,397,726
Rolls-Royce Group
   Series B                                           26,203,543          49,983
                                                                    ------------
Total                                                                 10,463,769
--------------------------------------------------------------------------------

COMMERCIAL BANKS (3.9%)
Barclays                                                 292,071       3,941,665
HSBC Holdings                                            580,075      10,998,550
Standard Chartered                                       379,403      10,674,749
                                                                    ------------
Total                                                                 25,614,964
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.9%)
Hanson                                                   428,030       5,931,640
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (3.2%)
Tesco                                                  1,654,030      12,415,178
Wm Morrison
   Supermarkets                                        1,652,916       8,126,702
                                                                    ------------
Total                                                                 20,541,880
--------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.5%)
Drax Group                                               228,403       3,550,784
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                               SHARES          VALUE(a)

UNITED KINGDOM (CONT.)

INSURANCE (1.7%)
Admiral Group                                            184,771    $  3,276,032
Hiscox                                                   485,906       2,460,830
Legal & General Group                                    752,744       2,074,818
Resolution                                               258,926       3,072,069
                                                                    ------------
Total                                                                 10,883,749
--------------------------------------------------------------------------------

METALS & MINING (0.5%)
Corus Group                                              361,732       3,225,770
--------------------------------------------------------------------------------

MULTILINE RETAIL (1.0%)
Marks & Spencer Group                                    494,998       6,198,735
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.5%)
BG Group                                                 789,269      10,470,974
BP                                                     1,079,903      12,009,314
                                                                    ------------
Total                                                                 22,480,288
--------------------------------------------------------------------------------

PHARMACEUTICALS (1.8%)
AstraZeneca                                               72,746       4,298,881
GlaxoSmithKline                                          170,323       4,548,479
Shire                                                    169,679       3,095,836
                                                                    ------------
Total                                                                 11,943,196
--------------------------------------------------------------------------------

SPECIALTY RETAIL (1.0%)
Carphone Warehouse
   Group                                                 666,781       3,605,796
Signet Group                                           1,398,286       3,194,011
                                                                    ------------
Total                                                                  6,799,807
--------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.2%)
SIG                                                      205,421       3,910,572
Wolseley                                                 172,388       4,074,208
                                                                    ------------
Total                                                                  7,984,780
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $512,907,105)                                                $638,033,427
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

18 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT

OTHER (--%)(c)

ISSUER                                                SHARES          VALUE(a)
HONG KONG
China Overseas Land
   & Investment
   Warrants                                           366,000(b,g)  $    122,836
--------------------------------------------------------------------------------

TOTAL OTHER
(Cost: $--)                                                         $    122,836
--------------------------------------------------------------------------------

MONEY MARKET FUND (1.5%)(f)

                                                      SHARES          VALUE(a)

RiverSource Short-Term
   Cash Fund                                        9,749,977(h)    $  9,749,977
--------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $9,749,977)                                                  $  9,749,977
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $522,657,082)(i)                                             $647,906,240
================================================================================

See accompanying notes to investments in securities.

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT 19

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2006, the value of these securities amounted to $1,207,777 or 0.2% of net assets.

(e) At Oct. 31, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(f) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.4% of net assets. See Note 5 to the financial statements. 1.1% of net assets is the Fund's cash equivalent position.

(g) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Oct. 31, 2006, is as follows:

                                                        ACQUISITION
     SECURITY                                              DATES         COST
     ---------------------------------------------------------------------------
     China Overseas Land & Investment Warrants            06-29-06    $       --
     Richter Gedeon ADR*                                  04-20-06     1,229,778

* Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(h)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(i) At Oct. 31, 2006, the cost of securities for federal income tax purposes was $524,990,786 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $128,454,892
     Unrealized depreciation                                       (5,539,438)
     ------------------------------------------------------------------------
     Net unrealized appreciation                                 $122,915,454
     ------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

20 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCT. 31, 2006

ASSETS
Investments in at securities, value (Note 1)*
   Unaffiliated issuers (identified cost $512,907,105)                               $ 638,156,263
   Affiliated money market fund (identified cost $9,749,977) (Note 6)                    9,749,977
--------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $522,657,082)                         647,906,240
Cash in bank on demand deposit                                                              14,232
Foreign currency holdings (identified cost $1,459,068) (Note 1)                          1,445,054
Capital shares receivable                                                                  120,078
Dividends and accrued interest receivable                                                1,186,781
Receivable for investment securities sold                                                4,585,183
--------------------------------------------------------------------------------------------------
Total assets                                                                           655,257,568
--------------------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                                     114,777
Payable for investment securities purchased                                              1,910,358
Payable upon return of securities loaned (Note 5)                                        2,572,600
Accrued investment management services fee                                                  13,848
Accrued distribution fee                                                                     5,371
Accrued service fee                                                                              2
Accrued transfer agency fee                                                                     40
Accrued administrative services fee                                                          1,402
Other accrued expenses                                                                     158,802
--------------------------------------------------------------------------------------------------
Total liabilities                                                                        4,777,200
--------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                   $ 650,480,368
==================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                             $     683,163
Additional paid-in capital                                                             857,584,181
Undistributed net investment income                                                      5,884,177
Accumulated net realized gain (loss) (Note 8)                                         (338,967,160)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  125,296,007
--------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock             $ 650,480,368
==================================================================================================
Net assets applicable to outstanding shares:             Class A                     $ 464,197,404
                                                         Class B                     $  77,061,945
                                                         Class C                     $   3,350,335
                                                         Class I                     $ 105,055,917
                                                         Class Y                     $     814,767
Net asset value per share of outstanding capital stock:  Class A shares  48,662,459  $        9.54
                                                         Class B shares   8,313,137  $        9.27
                                                         Class C shares     364,611  $        9.19
                                                         Class I shares  10,892,334  $        9.64
                                                         Class Y shares      83,796  $        9.72
--------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 5)                                    $   2,433,713
--------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT 21

STATEMENT OF OPERATIONS

YEAR ENDED OCT. 31, 2006

INVESTMENT INCOME
Income:
Dividends                                                                 $  14,183,671
Interest                                                                        237,621
Income distributions from affiliated money market fund (Note 6)                 100,134
Fee income from securities lending (Note 5)                                     314,056
   Less foreign taxes withheld                                               (1,574,972)
---------------------------------------------------------------------------------------
Total income                                                                 13,260,510
---------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                            4,840,788
Distribution fee
   Class A                                                                    1,104,799
   Class B                                                                      844,548
   Class C                                                                       31,174
Transfer agency fee                                                           1,180,058
Incremental transfer agency fee
   Class A                                                                      103,858
   Class B                                                                       36,334
   Class C                                                                        1,167
Service fee -- Class Y                                                              575
Administrative services fees and expenses                                       470,847
Compensation of board members                                                    14,403
Custodian fees                                                                  230,130
Printing and postage                                                            173,550
Registration fees                                                                44,960
Audit fees                                                                       38,000
Other                                                                            40,903
---------------------------------------------------------------------------------------
Total expenses                                                                9,156,094
   Earnings and bank fee credits on cash balances (Note 2)                      (36,433)
---------------------------------------------------------------------------------------
Total net expenses                                                            9,119,661
---------------------------------------------------------------------------------------
Investment income (loss) -- net                                               4,140,849
---------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                            85,160,197
   Foreign currency transactions                                                221,528
   Payment from affiliate (Note 2)                                               80,038
---------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                      85,461,763
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        46,352,869
---------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                       131,814,632
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           $ 135,955,481
=======================================================================================

See accompanying notes to financial statements.

22 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCT. 31,                                                               2006           2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                              $   4,140,849   $   3,721,682
Net realized gain (loss) on investments                                         85,461,763      57,618,192
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           46,352,869      21,541,786
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                135,955,481      82,881,660
----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                   (4,837,423)     (1,605,104)
      Class B                                                                     (321,933)             --
      Class C                                                                      (17,478)           (828)
      Class I                                                                     (964,636)       (242,750)
      Class Y                                                                           --        (169,979)
----------------------------------------------------------------------------------------------------------
Total distributions                                                             (6,141,470)     (2,018,661)
----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                                      62,503,828      97,626,381
   Class B shares                                                               13,431,236      27,681,623
   Class C shares                                                                1,010,265       1,321,486
   Class I shares                                                               54,894,296      36,226,770
   Class Y shares                                                                  436,918       4,755,770
Reinvestment of distributions at net asset value
   Class A shares                                                                4,744,097       1,573,971
   Class B shares                                                                  316,796              --
   Class C shares                                                                   17,010             811
   Class I shares                                                                  964,430         242,656
   Class Y shares                                                                       --          12,363
Payments for redemptions
   Class A shares                                                             (106,963,300)    (96,437,947)
   Class B shares (Note 2)                                                     (35,891,710)    (33,026,638)
   Class C shares (Note 2)                                                      (1,066,346)       (713,809)
   Class I shares                                                              (15,662,555)    (13,046,455)
   Class Y shares                                                                  (94,180)    (40,647,366)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions              (21,359,215)    (14,430,384)
----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        108,454,796      66,432,615
Net assets at beginning of year                                                542,025,572     475,592,957
----------------------------------------------------------------------------------------------------------
Net assets at end of year                                                    $ 650,480,368   $ 542,025,572
==========================================================================================================
Undistributed net investment income                                          $   5,884,177   $   3,019,499
----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT 23

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource International Series, Inc. (formerly AXP International Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of foreign issuers that are believed to offer strong growth potential.

The Fund offers Class A, Class B, Class C, Class I and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o    Class B shares may be subject to a contingent deferred sales charge
     (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o    Class C shares may be subject to a CDSC.

o Class I and Class Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes are effective Dec. 11, 2006.

At Oct. 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 16.15% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities

24 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At Oct. 31, 2006, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2006 was $1,330,613 representing 0.20% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT 25 or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2006, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made

26 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $4,865,299 and accumulated net realized loss has been increased by $4,865,299.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                         2006         2005
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
   Ordinary income                                       $4,837,423   $1,605,104
   Long-term capital gain                                        --           --

CLASS B
Distributions paid from:
   Ordinary income                                          321,933           --
   Long-term capital gain                                        --           --

CLASS C
Distributions paid from:
   Ordinary income                                           17,478          828
   Long-term capital gain                                        --           --

CLASS I
Distributions paid from:
   Ordinary income                                          964,636      242,750
   Long-term capital gain                                        --           --

CLASS Y
Distributions paid from:
   Ordinary income                                               --      169,979
   Long-term capital gain                                        --           --

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT 27

At Oct 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income            $   8,013,701
Accumulated long-term gain (loss)        $(338,762,980)
Unrealized appreciation (depreciation)   $ 122,962,303

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

28 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.80% to 0.675% annually as the Fund's assets increased. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $194,820 for the year ended Oct. 31, 2006.

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $16,509 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include: Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for the market value changes and remains in the Fund until distributed in accordance with the Plan.

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT 29

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o    Class A $19.50

o    Class B $20.50

o    Class C $20.00

o    Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $486,486 for Class A, $76,284 for Class B and $404 for Class C for the year ended Oct. 31, 2006.

The Investment Manager and its affiliates agreed to waive certain fees and expenses until Oct. 31, 2006, such that net expenses, before giving effect to any performance incentive adjustment, would not exceed 1.55% for Class A, 2.31% for Class B, 2.31% for Class C, 1.07% for Class I and 1.38% for Class Y. Effective as of Nov. 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.50% for Class A, 2.27% for Class B, 2.27% for Class C, 1.15% for Class I and 1.33% for Class Y of the Fund's average daily net assets. In addition, effective Dec. 11, 2006, with the renaming of Class Y as Class R4, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Board, such that, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.30% for Class R4.

30 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT

During the year ended Oct. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $36,433 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $80,038 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $463,997,903 and $491,370,169, respectively, for the year ended Oct. 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                            YEAR ENDED OCT. 31, 2006
                            CLASS A       CLASS B     CLASS C     CLASS I    CLASS Y
-------------------------------------------------------------------------------------
Sold                        7,130,650    1,576,833    119,934    6,030,841    46,827
Issued for reinvested
   distributions              584,969       39,949      2,164      118,190        --
Redeemed                  (12,256,382)  (4,233,189)  (126,136)  (1,709,388)  (10,605)
-------------------------------------------------------------------------------------
Net increase (decrease)    (4,540,763)  (2,616,407)    (4,038)   4,439,643    36,222
-------------------------------------------------------------------------------------

                                            YEAR ENDED OCT. 31, 2005
                          CLASS A       CLASS B       CLASS C     CLASS I      CLASS Y
----------------------------------------------------------------------------------------
Sold                       13,585,078    3,966,385    190,245    5,004,663      670,682
Issued for reinvested
   distributions              222,312           --        118       34,033        1,737
Redeemed                  (13,328,114)  (4,629,214)  (102,608)  (1,826,068)  (5,254,573)
----------------------------------------------------------------------------------------
Net increase (decrease)       479,276     (662,829)    87,755    3,212,628   (4,582,154)
----------------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

At Oct. 31, 2006, securities valued at $2,433,713 were on loan to brokers. For collateral, the Fund received $2,572,600 in cash. Cash collateral received is invested in an affiliated money market fund and short term securities, which are included in the "Investments in securities." Income from securities lending amounted to $314,056 for the year ended Oct. 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT 31

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2006.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $338,762,980 at Oct. 31, 2006, that if not offset by capital gains will expire as follows:

                     2009           2010          2011
                 $241,268,010   $59,231,998   $38,262,972

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement

32 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT 33

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES (a)

FISCAL PERIOD ENDED OCT. 31,               2006     2005        2004     2003      2002
Net asset value, beginning of period      $ 7.66   $ 6.58      $ 5.88   $ 4.97   $  5.96
----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .06      .05         .03      .03       .03
Net gains (losses) (both realized
   and unrealized)                          1.91     1.06         .71      .90      (.94)
----------------------------------------------------------------------------------------
Total from investment operations            1.97     1.11         .74      .93      (.91)
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income        (.09)    (.03)       (.04)    (.02)     (.08)
----------------------------------------------------------------------------------------
Net asset value, end of period            $ 9.54   $ 7.66      $ 6.58   $ 5.88   $  4.97
----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)   $  464   $  408      $  347   $  276   $   292
----------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                      1.48%    1.52%(c)    1.54%    1.65%     1.54%
----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets               .76%     .75%        .45%     .59%      .39%
----------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)          79%      93%         98%     147%      103%
----------------------------------------------------------------------------------------
Total return(d)                            25.98%   16.90%      12.54%   18.79%   (15.55%)
----------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 1.53% for the year ended Oct. 31, 2005.

(d)  Total return does not reflect payment of a sales charge.

34 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES (a)

FISCAL PERIOD ENDED OCT. 31,                2006     2005        2004        2003      2002
Net asset value, beginning of period       $ 7.44   $ 6.42      $ 5.75      $ 4.88    $  5.83
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   --       --        (.02)        .02       (.02)
Net gains (losses) (both realized
   and unrealized)                           1.86     1.02         .69         .85       (.92)
---------------------------------------------------------------------------------------------
Total from investment operations             1.86     1.02         .67         .87       (.94)
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.03)      --          --          --       (.01)
---------------------------------------------------------------------------------------------
Net asset value, end of period             $ 9.27   $ 7.44      $ 6.42      $ 5.75    $  4.88
---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)    $   77   $   81      $   74      $   76    $    96
---------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                       2.25%    2.29%(c)    2.31%(c)    2.43%      2.31%
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                .01%     .01%       (.29%)      (.16%)     (.34%)
---------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)           79%      93%         98%        147%       103%
---------------------------------------------------------------------------------------------
Total return(d)                             25.07%   15.89%      11.65%      17.83%    (16.16%)
---------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.30% and 2.32% for the years ended Oct. 31, 2005 and 2004, respectively.

(d)  Total return does not reflect payment of a sales charge.

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT 35

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED OCT. 31,               2006     2005       2004     2003      2002
Net asset value, beginning of period      $ 7.40   $ 6.38     $ 5.72   $ 4.85   $  5.84
---------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  --       --       (.02)     .02      (.02)
Net gains (losses) (both realized
   and unrealized)                          1.84     1.02        .68      .85      (.92)
---------------------------------------------------------------------------------------
Total from investment operations            1.84     1.02        .66      .87      (.94)
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income        (.05)      --         --       --      (.05)
---------------------------------------------------------------------------------------
Net asset value, end of period            $ 9.19   $ 7.40     $ 6.38   $ 5.72   $  4.85
---------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $    3   $    3     $    2   $    1   $     1
---------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                      2.25%    2.28%(c)   2.30%    2.43%     2.31%
---------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets              (.01%)    .02%      (.26%)   (.17%)    (.35%)
---------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)          79%      93%        98%     147%      103%
---------------------------------------------------------------------------------------
Total return(d)                            24.93%   16.03%     11.62%   17.94%   (16.27%)
---------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 2.30% for the year ended Oct. 31, 2005. (d) Total return does not reflect payment of a sales charge.

(d)  Total return does not reflect payment of a sales charge.

36 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED OCT. 31,               2006     2005    2004(b)
Net asset value, beginning of period      $ 7.75   $ 6.65   $6.60
---------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .11      .09     .04
Net gains (losses) (both realized
   and unrealized)                          1.92     1.07     .01
---------------------------------------------------------------------
Total from investment operations            2.03     1.16     .05
---------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income        (.14)    (.06)     --
---------------------------------------------------------------------
Net asset value, end of period            $ 9.64   $ 7.75   $6.65
---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $  105   $   50   $  22
---------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(c)                       .99%     .91%    .87%(d)
---------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets              1.22%    1.36%   1.12%(d)
---------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)          79%      93%     98%
---------------------------------------------------------------------
Total return(e)                            26.50%   17.58%    .76%(f)
---------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT 37

CLASS Y*

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED OCT. 31,               2006     2005     2004     2003     2002
Net asset value, beginning of period      $ 7.70   $ 6.62   $ 5.91   $ 4.99   $  5.99
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .09      .05      .04      .03       .04
Net gains (losses) (both realized
   and unrealized)                          1.93     1.07      .71      .92      (.95)
-------------------------------------------------------------------------------------
Total from investment operations            2.02     1.12      .75      .95      (.91)
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income          --     (.04)    (.04)    (.03)     (.09)
-------------------------------------------------------------------------------------
Net asset value, end of period            $ 9.72   $ 7.70   $ 6.62   $5.91    $  4.99
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $    1   $   --   $   31   $   30   $    69
-------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                      1.29%    1.33%    1.36%    1.45%     1.37%
-------------------------------------------------------------------------------------
Ratio of net investment income (loss)
    to average daily net assets             1.02%    1.04%     .61%    1.07%      .61%
-------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)          79%      93%      98%     147%      103%
-------------------------------------------------------------------------------------
Total return(c)                            26.23%   16.92%   12.79%   19.14%   (15.43%)
-------------------------------------------------------------------------------------

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

38 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource International Opportunity Fund (a series of the RiverSource International Series, Inc.) as of October 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2006, and the financial highlights for each of the years in the five-year period ended October 31, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource International Opportunity Fund as of October 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
December 20, 2006

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT 39

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

FISCAL YEAR ENDED OCT. 31, 2006

CLASS A

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:
   Qualified Dividend Income for individuals               100%
   Dividends Received Deduction for corporations          0.00%

PAYABLE DATE                                          PER SHARE
Dec. 21, 2005                                         $0.09335

CLASS B

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:
   Qualified Dividend Income for individuals               100%
   Dividends Received Deduction for corporations          0.00%

PAYABLE DATE                                          PER SHARE
Dec. 21, 2005                                         $0.02978

CLASS C

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:
   Qualified Dividend Income for individuals               100%
   Dividends Received Deduction for corporations          0.00%

PAYABLE DATE                                          PER SHARE
Dec. 21, 2005                                         $0.04675

CLASS I

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:
   Qualified Dividend Income for individuals               100%
   Dividends Received Deduction for corporations          0.00%

PAYABLE DATE                                          PER SHARE
Dec. 21, 2005                                         $0.13825

40 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT 41

                                    BEGINNING         ENDING       EXPENSES
                                  ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                   MAY 1, 2006    OCT. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Class A
   Actual(b)                          $1,000        $1,014.90       $ 7.65(c)         1.49%
   Hypothetical
   (5% return before expenses)        $1,000        $1,017.89       $ 7.66(c)         1.49%
Class B
   Actual(b)                          $1,000        $1,010.90       $11.58(c)         2.26%
   Hypothetical
   (5% return before expenses)        $1,000        $1,013.96       $11.60(c)         2.26%
Class C
   Actual(b)                          $1,000        $1,011.00       $11.58(c)         2.26%
   Hypothetical
   (5% return before expenses)        $1,000        $1,013.96       $11.60(c)         2.26%
Class I
   Actual(b)                          $1,000        $1,016.80       $ 5.14(c)         1.00%
   Hypothetical
   (5% return before expenses)        $1,000        $1,020.38       $ 5.15(c)         1.00%
Class Y
   Actual(b)                          $1,000        $1,015.70       $ 6.73(d)         1.31%
   Hypothetical
   (5% return before expenses)        $1,000        $1,018.80       $ 6.74(d)         1.31%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Oct. 31, 2006: +1.49% for Class A, +1.09% for Class B, +1.10% for Class C, +1.68% for Class I and +1.57% for Class Y.

(c) Effective as of Nov. 1, 2006, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.50% for Class A; 2.27% for Class B; 2.27% for Class C; and 1.15% for Class I. Any amounts waived will not be reimbursed by the Fund. If these changes had been in place for the six-month period ended Oct. 31, 2006, the actual and hypothetical expenses paid would have been the same as those expenses presented in the table for Class A, Class B, Class C and Class I.

(d) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.30% for Class R4. These changes are effective Dec. 11, 2006. Any amounts waived will not be reimbursed by the Fund. If these changes had been in place for the six-month period ended Oct. 31, 2006, the actual expenses paid for Class Y would have been $6.68 and the hypothetical expenses paid for Class Y would have been $6.69.

42 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund' s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund' s Board members. Each member oversees 100 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                       POSITION HELD
ADDRESS,                    WITH FUND AND             PRINCIPAL OCCUPATION                    OTHER
AGE                      LENGTH OF SERVICE           DURING PAST FIVE YEARS               DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member         Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006           Court, 1998-2005
Minneapolis, MN 55402
Age 52
------------------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member and     Chair, Board Services Corporation
901 S. Marquette Ave.    Chair of the Board   (provides administrative services
Minneapolis, MN 55402    since 1999           to boards); former Governor
Age 72                                        of Minnesota
------------------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member         Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004           Management, Bentley College;
Minneapolis, MN 55402                         former Dean, McCallum Graduate
Age 56                                        School of Business, Bentley College
------------------------------------------------------------------------------------------------------------
Anne P. Jones            Board member         Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 71
------------------------------------------------------------------------------------------------------------
Jeffrey Laikind          Board member         Former Managing Director,             American Progressive
901 S. Marquette Ave.    since 2005           Shikiar Asset Management              Insurance
Minneapolis, MN 55402
Age 71
------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.*   Board member         President Emeritus and                Valmont Industries, Inc.
901 S. Marquette Ave.    since 2002           Professor of Economics,               (manufactures irrigation
Minneapolis, MN 55402                         Carleton College                      systems)
Age 67
------------------------------------------------------------------------------------------------------------

* As of Jan. 1, 2007 Stephen Lewis will replace Arne Carlson as Chair of the Board.

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT 43

NAME,                       POSITION HELD
ADDRESS,                    WITH FUND AND             PRINCIPAL OCCUPATION                    OTHER
AGE                      LENGTH OF SERVICE           DURING PAST FIVE YEARS               DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member         Director, Enterprise Asset            Strategic Distribution,
901 S. Marquette Ave.    since 2004           Management, Inc. (private real        Inc. (transportation,
Minneapolis, MN 55402                         estate and asset management           distribution and logistics
Age 54                                        company)                              consultants)
------------------------------------------------------------------------------------------------------------
Vikki L. Pryor           Board member         President and Chief Executive
901 S. Marquette Ave.    since 2006           Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                         Insurance Company, Inc. since 1999
Age 53
------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member         Chief Executive Officer, RiboNovix,   Hybridon, Inc.
901 S. Marquette Ave.    since 2002           Inc. since 2003 (biotechnology);      (biotechnology);
Minneapolis, MN 55402                         former President, Forester Biotech    American Healthways,
Age 62                                                                              Inc. (health management
                                                                                    programs)
------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                       POSITION HELD
ADDRESS,                    WITH FUND AND             PRINCIPAL OCCUPATION                    OTHER
AGE                      LENGTH OF SERVICE           DURING PAST FIVE YEARS               DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
William F. Truscott      Board member         President, Ameriprise Certificate
53600 Ameriprise         since 2001,          Company since 2006; President -
Financial Center         Vice President       U.S. Asset Management and Chief
Minneapolis, MN 55474    since 2002           Investment Officer, Ameriprise
Age 46                                        Financial, Inc. and President,
                                              Chairman of the Board and Chief
                                              Investment Officer, RiverSource
                                              Investments, LLC since 2005; Senior
                                              Vice President - Chief Investment
                                              Officer, Ameriprise Financial, Inc.
                                              and Chairman of the Board and Chief
                                              Investment Officer, RiverSource
                                              Investments, LLC, 2001-2005
------------------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

44 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund' s other officers are:

FUND OFFICERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND                         PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE                      DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------
Neysa M. Alecu          Money Laundering     Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise         Prevention Officer   Ameriprise Financial, Inc. since 2004; Manager Anti-Money
Financial Center        since 2004           Laundering, Ameriprise Financial, Inc., 2003-2004; Compliance
Minneapolis, MN 55474                        Director and Bank Secrecy Act Officer, American Express
Age 42                                       Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------------
Patrick T. Bannigan     President            Senior Vice President - Asset Management, RiverSource
172 Ameriprise          since 2006           Investments, LLC since 2006; Managing Director and Global
Financial Center                             Head of Product, Morgan Stanley Investment Management,
Minneapolis, MN 55474                        2004-2006; President, Touchstone Investments, 2002-2004;
Age 41                                       Director of Strategic Planning, Evergreen Investments, 1995-2002
--------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox          Treasurer            Vice President - Investment Accounting, Ameriprise Financial,
105 Ameriprise          since 2002           Inc., since 2002; Vice President - Finance, American Express
Financial Center                             Company, 2000-2002
Minneapolis, MN 55474
Age 51
--------------------------------------------------------------------------------------------------------------
Amy K. Johnson          Vice President       Vice President - Asset Management and Trust Company Services,
5228 Ameriprise         since 2006           RiverSource Investments, LLC, since 2006; Vice President -
Financial Center                             Operations and Compliance, RiverSource Investments, LLC,
Minneapolis, MN 55474                        2004-2006; Director of Product Development - Mutual Funds,
Age 41                                       American Express Financial Corporation, 2001-2004
--------------------------------------------------------------------------------------------------------------
Michelle M. Keeley      Vice President       Executive Vice President - Equity and Fixed Income,
172 Ameriprise          since 2004           Ameriprise Financial, Inc. and RiverSource Investments, LLC since
Financial Center                             2006; Vice President - Investments, Ameriprise Certificate
Minneapolis, MN 55474                        Company since 2003; Senior Vice President - Fixed Income,
Age 42                                       Ameriprise Financial, Inc., 2002-2006 and RiverSource
                                             Investments, LLC, 2004-2006; Managing Director, Zurich Global
                                             Assets, 2001-2002
--------------------------------------------------------------------------------------------------------------
Jennifer D. Lammers     Chief Compliance     U.S. Asset Management Chief Compliance Officer, RiverSource
172 Ameriprise          Officer since 2006   Investments, LLC since 2006; Director - Mutual Funds,
Financial Center                             Voyageur Asset Management, 2003-2006; Director of Finance,
Minneapolis, MN 55474                        Voyageur Asset Management, 2000-2003
Age 46
--------------------------------------------------------------------------------------------------------------
Scott R. Plummer        Vice President,      Vice President and Chief Counsel - Asset Management,
5228 Ameriprise         General Counsel      Ameriprise Financial, Inc. since 2005; Vice President,
Financial Center        and Secretary        General Counsel and Secretary, Ameriprise Certificate Company
Minneapolis, MN 55474   since 2006           since 2005; Vice President - Asset Management Compliance,
Age 47                                       Ameriprise Financial, Inc., 2004-2005; Senior Vice President and
                                             Chief Compliance Officer, U.S. Bancorp Asset Management,
                                             2002-2004; Second Vice President and Assistant General
                                             Counsel, Hartford Life, 2001-2002
--------------------------------------------------------------------------------------------------------------

The SAI has additional information about the Fund' s directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT 45

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

46 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2006 ANNUAL REPORT

RIVERSOURCE(SM) INTERNATIONAL OPPORTUNITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

RIVERSOURCE [LOGO](SM)
     INVESTMENTS

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource(SM) mutual funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members NASD, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.

                                                               S-6140 AD (12/06)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for RiverSource International Series, Inc. were as follows:

                  2006 - $65,900;                       2005 - $59,900

(b) Audit - Related Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for RiverSource International Series, Inc. were as follows:

                  2006 - $182;                          2005 - $153

(c) Tax Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for tax compliance related services for RiverSource International Series, Inc. were as follows:

                  2006 - $5,596;                        2005 - $5,121

(d) All Other Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for additional professional services rendered for RiverSource International Series, Inc. were as follows:

                  2006 - $446;                          2005 - $699

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2006 and 2005 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Oct. 31, by the registrant for non-audit services to KPMG LLP were as follows:

                  2006 - $58,442;                             2005 - $92,820

         The fees paid for the years ended Oct. 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2006 - $52,400;                       2005 - $87,000

(h) 100% of the services performed for item (g) above during 2006 and 2005 were pre-approved by the audit committee.

*2005 represents bills paid 11/1/04 - 10/31/05
 2006 represents bills paid 11/1/05 - 10/31/06

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                       RiverSource International Series, Inc.





By                                 /s/ Patrick T. Bannigan
                                   -----------------------
                                       Patrick T. Bannigan
                                       President and Principal Executive Officer

Date                                   January 3, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.





By                                 /s/ Patrick T. Bannigan
                                   -----------------------
                                       Patrick T. Bannigan
                                       President and Principal Executive Officer

Date                                   January 3, 2007





By                                 /s/ Jeffrey P. Fox
                                   -----------------------
                                       Jeffrey P. Fox
                                       Treasurer and Principal Financial Officer

Date                                   January 3, 2007